Exhibit 99.2

Colonial Brookwood Village	Colonial Grand at Arringdon
Birmingham, Alabama	Raleigh, North Carolina

Colonial Center TownPark	The Peachtree
Orlando, Florida	Atlanta, Georgia
SUPPLEMENTAL FINANCIAL HIGHLIGHTS
2ND QUARTER 2006

Colonial Properties Trust
TABLE OF CONTENTS

Overview and Contact Information	3
1. Quarterly Earnings Announcement and Financial Statements	4
2. Corporate Summary
Quarterly Segment Data Summary	7
Divisional NOI Breakout: By Sector & Market	9
3. Development Pipeline/Acquisition & Disposition Detail	10
4. Taxable REIT Subsidiary Activities	12
5. Unconsolidated Partnerships Summary	14
6. Corporate Trends
Supplemental Data	16
Investment Activities	16
7. Debt Summary/Coverage Ratios/Total Market Capitalization	17
8. Equity Issues: Common & Preferred	19
9. Multifamily Division Summary
Divisional NOI	20
Operational Statistics	21
Occupancy Summary	22
10. Office Division Summary
Divisional NOI	24
Operational Statistics	25
Lease Expiration/Tenant Concentration	26
Leasing Execution	27
Occupancy Summary	29
11. Retail Division Summary
Divisional NOI	31
Operational Statistics/Capex	32
Lease Expiration/Tenant Concentration	33
Leasing Execution	34
Occupancy Summary	36
12. Corporate Reconciliations
Revenues/Expenses/NOI	38
NOI from Discontinued Operations/FFO/EBITDA	39
SEC Coverage Ratios	40
Base Rent per Unit/SF	41
Capital Expenditures, Tenant Improvements & Leasing Commissions	42
Earnings per share/FFO per share/Dividend Summary	43
13. Appendix
Multifamily Portfolio Occupancy Listing	44
Office Portfolio Occupancy Listing	48
Retail Portfolio Occupancy Listing	50
14. Glossary of Terms	52
Forward Looking Statements
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Certain statements in this press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and involve known and unknown risks, uncertainties and other factors that may cause the company’s actual results, performance or achievements to be materially different from the results, performance or achievements expressed or implied by the forward looking statements. Factors that impact such forward looking statements include, among others, real estate conditions and markets; performance of affiliates or companies in which we have made investments; changes in operating costs; legislative or regulatory decisions; our ability to continue to maintain our status as a REIT for federal income tax purposes; the cost and availability of new debt financings; volatility of interest rates or capital market conditions; effect of any terrorist activity; or other factors affecting the real estate industry generally.
Except as otherwise required by the federal securities laws, the company assumes no liability to update the information in this press release.
The company refers you to the documents filed by the company from time to time with the Securities and Exchange Commission, specifically the section titled “Business-Risk Factors” in the company’s Annual Report on Form 10-K for the year ended December 31, 2005, which discuss these and other factors that could adversely affect the company’s results.

2Q06	7/21/2006 NYSE: CLP

COLONIAL PROPERTIES TRUST
Colonial Properties Trust (NYSE:CLP) is a diversified real estate investment trust (REIT) that, through its subsidiaries, owns a portfolio of multifamily, office and retail properties where you live, work and shop in the Sunbelt region of the United States. A self-administered, self-managed REIT, Colonial Properties performs development, acquisition, management, leasing and brokerage services for its own portfolio and for properties owned by third parties.
Originally founded in 1970, and headquartered in Birmingham, Alabama, Colonial Properties Trust completed its initial public offering in September 1993. The Company, which is included in the S&P SmallCap 600 Index, is listed on the New York Stock Exchange under the symbol “CLP”.
Under its Colonial Star Strategy, the company focuses on delivering consistent long-term performance through both its existing operations and its external investment stratgies.
COLONIAL STAR STRATEGY
                    Achieve Consistent Long-term Performance through:

- Managing a diversified property portfolio

- Investing in high growth Sunbelt cities

- Achieving operating excellence

- Facilitating Mixed Use investment

- Pursuing strategic acquisition, disposition and development opportunities

- Delivering additional income from the taxable REIT subsidiary (TRS)

- Ensuring a strong balance sheet
CONTACT INFORMATION

Headquarters	Investor Relations
Colonial Properties Trust	Barbara Pooley
2101 Sixth Avenue North, Suite 750	Senior Vice President
Birmingham, Alabama 35203	800-645-3917
205-250-8700	704-552-8538 - fax
205-250-8890 - fax

www.colonialprop.com	To receive an Investor Package, please contact:
800-645-3917
704-643-7970

TRANSFER AGENT
Computershare P.O. Box 43010 Providence, RI 02940-3010 Investor Relations: 800-730-6001 www.computershare.com	The Company’s Transfer Agent manages all activities for registered shareholders including basic account updates, initial share purchases, dividend reinvestments, share transfers and sales as well as optional cash investments.
EQUITY RESEARCH COVERAGE

Bear Stearns	Ross Smotrich / Amy Young	212-272-8046 / 212-272-3523
Citigroup Smith Barney	Jon Litt / Craig Melcher	212-816-0231 / 212-816-0231
Green Street Advisors	Craig Leopold/Mark Berry	949-640-8780
Stifel Nicolaus	Rod Petrick / Tamara Fique	410-454-4131 / 410-454-5873
Harris Nesbitt Research	Rich Anderson	212-885-4180
Merrill Lynch	Bill Acheson	212-449-0035
Morgan Keegan	Napoleon Overton / Troy Garner	901-579-4865 / 901-531-3397
Standard & Poor’s Research	Raymond Mathis	212-438-9558
Wachovia Securities	Steve Swett	212-909-0954
GUIDANCE

	FYE 2006 Range
Fully Diluted Earnings per Share	$1.43	$1.95
Plus: Real Estate Depreciation & Amortization	3.20	3.20
Less: Gain on Sale of Assets	(0.85)	(1.25)

Fully Diluted Funds from Operations per Share	$3.78	$3.90

2Q06	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
Second Quarter 2006
BALANCE SHEET

	As of	As of
($ in 000s)	6/30/2006	12/31/2005
ASSETS
Real Estate Assets
Operating Properties	$3,747,690	$3,974,925
Undeveloped Land & Construction in Progress	338,598	202,052

Total Real Estate, before Depreciation	4,086,288	4,176,977

Less: Accumulated Depreciation	(427,145)	(453,365)
Real Estate Assets Held for Sale, net	254,039	367,372

Net Real Estate Assets	3,913,182	4,090,984

Cash and Equivalents	29,393	30,615
Restricted Cash	16,695	8,142
Accounts Receivable, net	22,501	28,543
Notes Receivable	55,324	36,387
Prepaid Expenses	18,973	19,549
Deferred Debt and Lease Costs	42,499	50,436
Investment in Unconsolidated Subsidiaries	140,321	123,700
Other Assets	97,634	110,902

Total Assets	$4,336,522	$4,499,258

LIABILITIES
Long-Term Liabilities
Unsecured Credit Facility	$323,531	$210,228
Notes and Mortgages Payable	2,044,625	2,274,620
Mortages Payable Related to Real Estate Assets Held for Sale	61,268	9,502

Total Long-Term Liabilities	2,429,424	2,494,350

Other Liabilities	121,843	138,861

Total Liabilities	2,551,267	2,633,211

MINORITY INTEREST & EQUITY

Limited Partners’ Interest in Consolidated Partnership	7,419	8,094

Preferred Shares and Units, at Liquidation Value
Series B 7 1/4%, Preferred Units	100,000	100,000
Series C 9 1/4%, Preferred Shares	—	50,000
Series D 8 1/8%, Preferred Shares	125,000	125,000
Series E 7 5/8%, Preferred Shares	104,760	133,159

Total Preferred Shares and Units, at Liquidation Value	329,760	408,159

Common Equity, including Minority Interest in Operating Partnership	1,446,828	1,449,794

Total Equity, including Minority Interest	1,785,255	1,866,047

Total Liabilities and Equity	$4,336,522	$4,499,258

SHARES & UNITS OUTSTANDING, END OF PERIOD

	As of	As of
(shares and units in 000s)	6/30/2006	12/31/2005
Basic
Shares	45,912	44,857
Operating Partnership Units (OP Units)	10,579	10,872

Total Shares & OP Units	56,491	55,729

Dilutive Common Share Equivalents	473	391

Diluted
Shares	46,385	45,248
Total Shares & OP Units	56,964	56,120

1Q06	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
Second Quarter 2006
CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended			Six Months Ended
($ in 000s, except per share data)	6/30/2006	6/30/2005		6/30/2006	6/30/2005
Revenue
Minimum Rent	$106,462	$102,905	3.5%	$212,381	$169,624	25.2%
Percentage Rent	322	434	-25.8%	736	1,094	-32.7%
Tenant Recoveries	7,308	8,932	-18.2%	15,161	17,899	-15.3%
Construction Revenues	7,785	—		19,925	—
Other Property Related Revenue	9,162	7,180	27.6%	16,448	10,912	50.7%
Other Non-Property Related Revenue	4,592	2,361	94.5%	8,700	3,346	160.0%

Total Revenue	135,631	121,812	11.3%	273,351	202,875	34.7%

Operating Expenses
Property Operating Expenses:
General Operating Expenses	10,619	9,487	11.9%	21,241	15,121	40.5%
Salaries and Benefits	8,241	7,422	11.0%	16,322	11,069	47.5%
Repairs and Maintenance	10,533	11,101	-5.1%	20,175	18,800	7.3%
Taxes, Licenses, and Insurance	13,864	13,214	4.9%	28,003	21,846	28.2%

Total Property Operating Expenses	43,257	41,224	4.9%	85,741	66,836	28.3%

General and Administrative	10,767	9,707	10.9%	22,281	16,968	31.3%
Construction Expenses	7,657	—		19,026	—
Depreciation	35,517	30,841	15.2%	73,055	52,725	38.6%
Amortization	3,706	22,316	-83.4%	11,440	25,609	-55.3%

Total Operating Expenses	100,904	104,088	-3.1%	211,543	162,138	30.5%

Income from Operations	34,727	17,724	95.9%	61,808	40,737	51.7%

Other Income (Expense)
Interest Expense & Debt Cost Amortization	(31,888)	(35,068)	-9.1%	(64,742)	(58,998)	9.7%
Loss on Retirement of Debt	—	—		(791)	—
Interest Income	2,411	772	212.3%	3,947	982	301.9%
Income (Loss) from Investments	(2,477)	183	-1453.6%	(3,139)	1,008	-411.4%
Gain on Hedging Activities	87	143	-39.2%	2,551	422	504.5%
Gain on Sale of Property, net of income taxes of $808 (QTR) and $1,320 (YTD) in 2006 and $275 (QTR) and $401 (YTD) in 2005	30,770	1,183	2501.0%	38,104	2,082	1730.2%
Income Taxes	(350)	(352)	-0.6%	(1,146)	(436)	162.8%

Total Other Income (Expense)	(1,447)	(33,139)	-95.6%	(25,216)	(54,940)	-54.1%

Income before Minority Interest & Discontinued Operations	33,280	(15,415)	-315.9%	36,592	(14,203)	-357.6%

Minority Interest
Minority Interest of Limited Partners	235	20	1075.0%	116	16	625.0%
Minority Interest in CRLP — Preferred	(1,813)	(1,813)	0.0%	(3,625)	(3,625)	0.0%
Minority Interest in CRLP — Common	(4,568)	5,061	-190.3%	(3,684)	6,749	-154.6%

Total Minority Interest	(6,146)	3,268	-288.1%	(7,193)	3,140	-329.1%

Income from Continuing Operations	27,134	(12,147)	-323.4%	29,399	(11,063)	-365.7%

Discontinued Operations
Income from Discontinued Operations	3,345	6,791	-50.7%	6,589	15,874	-58.5%
Gain (Loss) on Disposal of Discontinued Operations, net of income taxes of $3,321 (QTR) and $4,590 (YTD) in 2006 and $0 in 2005	9,485	26,893	-64.7%	18,923	118,210	-84.0%
Minority Interest in CRLP — Common	(2,106)	(7,215)	-70.8%	(4,375)	(32,503)	-86.5%
Minority Interest of Limited Partners	(1,734)	(267)	549.4%	(2,714)	(492)	451.6%

Income from Discontinued Operations	8,990	26,202	-65.7%	18,423	101,089	-81.8%

Net Income	36,124	14,055	157.0%	47,822	90,026	-46.9%

Dividends to Preferred Shareholders	(5,705)	(6,232)	-8.5%	(11,804)	(9,927)	18.9%

Preferred Share Issuance Costs	(1,924)	—		(2,083)	—

Net Income Available to Common Shareholders	$28,495	$7,823	264.2%	$33,935	$80,099	-57.6%

Earnings per Share — Basic
Continuing Operations	$0.43	$(0.47)	-191.5%	$0.34	$(0.63)	-154.0%
Discontinued Operations	0.20	0.67	-70.1%	0.41	3.01	-86.4%

EPS — Basic	$0.63	$0.20	215.0%	$0.75	$2.38	-68.5%

Earnings per Share — Diluted
Continuing Operations	$0.42	$(0.47)	-189.4%	$0.34	$(0.63)	-154.0%
Discontinued Operations	0.20	0.67	-70.1%	0.40	3.01	-86.7%

EPS — Diluted	$0.62	$0.20	210.0%	$0.74	$2.38	-68.9%

1Q06	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
Second Quarter 2006
FIRST QUARTER FUNDS FROM OPERATIONS (FFO) RECONCILIATION

	Three Months Ended			Six Months Ended
($ in 000s, except per share data)	6/30/2006	6/30/2005		6/30/2006	6/30/2005
Net Income Available to Common Shareholders	$28,495	$7,823	264.2%	$33,935	$80,099	-57.6%
Minority Interest in CRLP (Operating Ptr Unitholders)	6,674	2,154	209.8%	8,059	25,755	-68.7%
Minority Interest in Gain/(Loss) on Sale of Undepreciated Property	1,506	—		2,641	—

Total	36,675	9,977	267.6%	44,635	105,854	-57.8%

Adjustments — Consolidated Properties
Depreciation — Real Estate	36,829	34,658	6.3%	76,360	59,885	27.5%
Amortization — Real Estate	3,758	24,720	-84.8%	11,587	28,308	-59.1%
Remove: Gain/(Loss) on Sale of Property, net of Income Tax	(39,297)	(27,520)	42.8%	(55,829)	(117,852)	-52.6%
Include: Gain/(Loss) on Sale of Undepreciated Property, net of Income Tax and Minority Interest (1)	7,052	1,184	495.6%	9,623	2,124	353.1%

Total Adjustments — Consolidated	8,342	33,042	-74.8%	41,741	(27,535)	-251.6%

Adjustments — Unconsolidated Properties
Depreciation — Real Estate	3,979	1,210	228.8%	7,410	2,383	211.0%
Amortization — Real Estate	1,673	2	83550.0%	2,880	3	95900.0%
Remove: Gain/(Loss) on Sale of Property	(960)	—	0.0%	(1,200)	(2,440)	-50.8%

Total Adjustments — Unconsolidated	4,692	1,212	287.1%	9,090	(54)	-16933.3%

Funds from Operations	$49,709	$44,231	12.4%	$95,466	$78,265	22.0%

FFO per Share
Basic	$0.89	$0.88	0.5%	$1.71	$1.77	-3.7%
Diluted	$0.88	$0.88	-0.3%	$1.69	$1.77	-4.6%

(1)	The Company recognizes incremental gains on condominium sales in FFO, net of provision for income taxes, to the extent that net sales proceeds, less costs of sales, from the sale of condominium units exceeds the greater of their fair value or net book value as of the date the property is acquired by the Company’s taxable REIT subsidiary.
Pursuant to the definition of Funds from Operations (“FFO”) adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), FFO is calculated by adjusting net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis.
The Company believes that FFO is useful to investors because it provides an additional indicator of the Company’s financial and operating performance. This is because, by excluding the effect of real estate depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO can facilitate comparison of operating performance among equity REITs. FFO is a widely recognized measure in the Company’s industry. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net cash flows from operating activities (determined in accordance with GAAP), as a measure of our liquidity, or as an indicator of our ability to make cash distributions.
SECOND QUARTER SHARES AND UNITS OUTSTANDING, WEIGHTED

	Three Months Ended			Six Months Ended
(shares and units in 000s)	6/30/2006	6/30/2005		6/30/2006	6/30/2005
Basic
Shares	45,424	39,325	15.5%	45,203	33,575	34.6%
Operating Partnership Units (OP Units)	10,693	10,868	-1.6%	10,778	10,604	1.6%

Total Shares & OP Units	56,117	50,193	11.8%	55,981	44,179	26.7%

Dilutive Common Share Equivalents	473	—		485	—

Diluted (1)
Shares	45,897	39,325	16.7%	45,688	33,575	36.1%
Total Shares & OP Units	56,590	50,193	12.7%	56,466	44,179	27.8%

Notes:

(1)	For periods where the Company reported a net loss from continuing operations (after preferred dividends), the effect of dilutive shares has been excluded from per share computations as including such shares would be anti-dilutive.

1Q06	NYSE: CLP

COLONIAL PROPERTIES TRUST
Segment Data
($ in 000s, except per share data)
QUARTERLY SEGMENT DATA SUMMARY FOR THREE MONTHS ENDED JUNE 30, 2006 AND 2005

	Revenue			Expense			Net Operating Income (NOI)
	2Q06	2Q05	Change	2Q06	2Q05	Change	2Q06	2Q05	Change
MULTIFAMILY PORTFOLIO

Same-Property (2)	$62,577	$59,845	4.6%	$23,864	$23,129	3.2%	$38,713	$36,716	5.4%
Non Same-Property	14,853	20,410	-27.2%	6,952	9,241	-24.8%	7,901	11,169	-29.3%

Total Division	77,430	80,255	-3.5%	30,816	32,370	-4.8%	46,614	47,885	-2.7%

OFFICE PORTFOLIO

Same-Property (2)	21,680	21,768	-0.4%	6,875	6,451	6.6%	14,805	15,317	-3.3%
Non Same-Property	23,822	8,120	193.4%	8,972	2,909	208.4%	14,850	5,211	185.0%

Total Division	45,502	29,888	52.2%	15,847	9,360	69.3%	29,655	20,528	44.5%

RETAIL PORTFOLIO

Same-Property (2)	19,708	17,979	9.6%	5,327	5,134	3.8%	14,381	12,845	12.0%
Non Same-Property	7,122	23,142	-69.2%	2,183	7,514	-70.9%	4,939	15,628	-68.4%

Total Division	26,830	41,121	-34.8%	7,510	12,648	-40.6%	19,320	28,473	-32.1%

TOTAL PORTFOLIO

Same-Property (2)	103,965	99,592	4.4%	36,066	34,714	3.9%	67,899	64,878	4.7%
Non Same-Property	45,797	51,672	-11.4%	18,107	19,664	-7.9%	27,690	32,008	-13.5%

Total	$149,762	$151,264	-1.0%	$54,173	$54,378	-0.4%	$95,589	$96,886	-1.3%

QUARTERLY SEGMENT DATA SUMMARY FOR SIX MONTHS ENDED JUNE 30, 2006 AND 2005

	Revenue			Expense			Net Operating Income (NOI)
	2006	2005 (1)	Change	2006	2005 (1)	Change	2006	2005 (1)	Change
MULTIFAMILY PORTFOLIO

Same-Property (2)	$123,535	$118,590	4.2%	$47,668	$47,450	0.5%	$75,867	$71,140	6.6%
Cornerstone Properties (3)		(31,870)			(14,104)			(17,766)
Non Same-Property	31,864	31,802	0.2%	14,410	14,241	1.2%	17,454	17,561	-0.6%

Total Division	155,399	118,522	31.1%	62,078	47,587	30.5%	93,321	70,935	31.6%

OFFICE PORTFOLIO

Same-Property (2)	42,580	41,078	3.7%	13,379	12,517	6.9%	29,201	28,561	2.2%
Non Same-Property	47,344	13,890	240.8%	17,533	4,664	275.9%	29,811	9,226	223.1%

Total Division	89,924	54,968	63.6%	30,912	17,181	79.9%	59,012	37,787	56.2%

RETAIL PORTFOLIO

Same-Property (2)	38,757	36,239	6.9%	10,698	10,261	4.3%	28,059	25,978	8.0%
Non Same-Property	16,422	49,292	-66.7%	4,556	15,550	-70.7%	11,866	33,742	-64.8%

Total Division	55,179	85,531	-35.5%	15,254	25,811	-40.9%	39,925	59,720	-33.1%

TOTAL PORTFOLIO

Same-Property (2)	204,872	195,907	4.6%	71,745	70,228	2.2%	133,127	125,679	5.9%
Cornerstone Properties (3)		(31,870)			(14,104)			(17,766)
Non Same-Property	95,630	94,984	0.7%	36,499	34,455	5.9%	59,131	60,529	-2.3%

Total	$300,502	$259,021	16.0%	$108,244	$90,579	19.5%	$192,258	$168,442	14.1%

Notes on following page.

1Q06	NYSE: CLP

COLONIAL PROPERTIES TRUST
Segment Data
($ in 000s, except per share data)
Notes:
(1) The 2005 year-to-date same-property data includes Cornerstone properties that were not owned by the Company during Q105.
(2) The 2005 same-property data reflects results of the 2006 same-property portfolio, as adjusted for dispositions during year and including straight-line rents.
(3) In the 2005 year-to-date calculation, Cornerstone 1Q05 same-property results are deducted to arrive at the year-to-date Total Portfolio results due to the fact that the Cornerstone merger was not completed until April 1, 2005.
Revenue is defined as total property revenues, including our prorata share of unconsolidated partnerships and joint ventures. The Company believes Revenue (and other revenue measures aggregating segment data) is useful to investors as a meaningful indicator of property operating performance and current market conditions affecting the Company. Additionally, Revenue is an integral component in calculating Divisional NOI.
Expense is defined as real estate expenses, (such items as repairs and maintenance, payroll, utilities, property taxes, insurance, advertising, management fees), including unconsolidated partnerships and joint ventures. The Company believes Expense (and other expense measures aggregating segment data) is useful to investors as a meaningful indicator of property operating expenses. Additionally, Expense is an integral component in calculating Divisional NOI.
Net Operating Income (NOI) is defined as total property revenues, including our prorata share of unconsolidated partnerships and joint ventures, less real estate expenses (such items as repairs and maintenance, payroll, utilities, property taxes, insurance, advertising, management fees). The Company believes NOI (and other NOI measures aggregating segment data) is useful to investors as a meaningful indicator of property level operating performance and current market conditions affecting the Company. Additionally, the Company also believes NOI (and such other NOI measures) is useful to investors because NOI is commonly used industry-wide to evaluate and compare property level operating results of real estate companies, allowing investors to view the Company in comparison to these other real estate companies. The Company cautions investors that other real estate companies may calculate NOI on a basis different than the Company. In addition, NOI (and such other NOI measures) should not be viewed as a substitute measure of performance for GAAP income from continuing operations or other applicable GAAP performance measures.
For a consolidated reconciliation of Revenues, Expenses and NOI, see page 38.

1Q06	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)
DIVISIONAL NOI BREAKOUT: BY SECTOR & MARKET

2Q06 DIVISIONAL NOI	YTD ’06 DIVISIONAL NOI

2Q06 MULTIFAMILY DIVISIONAL NOI
2Q06 OFFICE DIVISIONAL NOI

2Q06 RETAIL DIVISIONAL NOI	2Q06 TOTAL DIVISIONAL NOI

2Q06	NYSE: CLP

COLONIAL PROPERTIES TRUST
Current Investment Activity
($ in MMs)
CURRENT DEVELOPMENT PIPELINE: DETAIL
Significant Projects Under Construction

								Development Costs
		Units / SF-in 000s			Start	Compl.	Stab.		Thru	YTD	Rem.
	Location	Total	Deliv’d	Leased	Date	Date	Date	Total	2005	2006	2006	After
In Construction in Progress
Multifamily
CG at Silverado Reserve	Austin, TX	256	256	140	1Q05	3Q06	1Q07	24.1	19.8	4.3	—	—
CG at Round Rock	Austin, TX	422	246	175	2Q05	4Q06	4Q07	34.5	20.3	11.3	2.9	—
CG at Double Creek	Austin, TX	300			3Q06	1Q08	2Q08	27.3	3.9	0.1	5.6	17.7
CG at Ayrsley	Charlotte, NC	368			2Q06	1Q08	2Q08	33.1	0.2	4.8	5.9	22.2
CG at Traditions	Gulf Shores, AL	320			3Q06	4Q07	3Q08	29.2	2.6	0.4	11.0	15.2
CG at Huntersville	Charlotte, NC	250			3Q06	4Q07	3Q08	26.1	—	3.6	6.1	16.4
CG at Shelby Farms II	Memphis, TN	154			3Q06	3Q07	1Q08	13.4	—	1.1	3.4	8.9
CG at Randal Park	Orlando, FL	600			1Q08	1Q10	4Q10	75.9	—	7.2	—	68.7

Office
Northrop Grumman Build to Suit	Huntsville, AL	110		110	4Q05	1Q07	1Q07	17.3	1.5	4.6	11.2	—
Colonial Center TownPark 300	Orlando, FL	150	150	143	4Q05	3Q06	1Q07	22.0	3.8	5.4	9.2	3.6
Colonial Center Brookwood Village	Birmingham, AL	169		40	2Q06	2Q07	2Q08	40.5	—	3.5	11.1	25.9

Retail
Colonial Pinnacle Craft Farms	Gulf Shores, AL	280	53	57	4Q04	2Q07	2Q07	54.0	14.3	9.1	6.2	24.4
Colonial Pinnacle Tutwiler Farm	Birmingham, AL	250		224	4Q04	4Q06	4Q06	37.5	17.5	7.5	12.5	—
Colonial Promenade Fultondale	Birmingham, AL	257			2Q06	4Q07	4Q07	29.2	2.0	2.6	9.1	15.5
Colonial Promenade Alabaster II	Birmingham, AL	131		58	1Q06	3Q07	3Q07	21.6	0.4	4.9	6.6	9.7

For Sale Projects
The Renwick	Charlotte, NC	85			1Q06	4Q07		24.3	4.1	0.9	9.3	10.0
Colonial Traditions at Gulf Shores (lots)	Gulf Shores, AL	371			3Q06	3Q08		20.0	9.4	0.4	8.7	1.5
Southgate on Fairview	Charlotte, NC	47			2Q06	4Q07		15.0	2.0	0.3	5.6	7.1
Regatta at James Island	Charleston, SC	212			3Q05	4Q06		24.9	5.1	9.6	10.2	—
Cypress Village	Gulf Shores, AL	144			1Q06	2Q07		71.3	—	28.9	32.5	9.9
Grander	Gulf Shores, AL	30			1Q06	1Q07		16.6		6.7	8.1	1.8
Spanish Oaks (lots)	Mobile, AL	200			1Q06	3Q07		9.8	—	5.9	3.9	—

Total Consolidated Projects, in CIP								667.6	106.9	123.1	179.1	258.5

Unconsolidated Projects
Regents Park For-Sale (1)	Atlanta, GA	23			1Q06	4Q07		15.0	4.3	0.1	6.5	4.1
CG at Canyon Creek (2)	Austin, TX	336	10		3Q05	1Q07	4Q07	8.6	—	2.2	4.4	2.0
Pinnacle at Turkey Creek (3)	Knoxville, TN	475	418	405	3Q04	3Q06	4Q06	39.0	25.6	4.5	8.9	—

Total Significant Projects, in CIP								730.2	136.8	129.9	198.9	264.6

Typical Development Yield Ranges:
Multifamily: 7.5-9.0%
Office: 9.5-11.0%
Retail: 9.5-12.0%
Reconciliation to Construction-in-Progress
Dollars Invested in Significant Projects, in CIP								230.0
Misc (Infrastructure and Misc Construction)								30.9	* Predevelopment and other.
Land Inventory								77.7	* Raw and improved land.
Less assets transferred to operating assets								(9.7)

Total Construction In Progress								338.6

Notes:

(1)	Development costs represent 40% of total development costs, as the Company is a 40% partner in this project.

(2)	Development costs represent 25% of total development costs, as the Company is a 25% partner in this project.

(3)	Development costs represent 50% of total development costs, as the Company is a 50% partner in this project. The Phase I lifestyle center with 299,000 square feet opened in April 2006 at 92% leased. The remaining 119,000 square feet of the Phase II community center will open in the third quarter of 2006.

2Q06	- 10 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Current Investment Activity
($ in MMs)
SIGNIFICANT PROPERTY ACQUISITIONS

				Purch	1st Yr	Cap
	Location	Date	Units/SF	Price	Invest	Rate	Remarks
			(SF-000s)	($ mm)	(1)	(2)
2006
Multifamily
CG at Huntcliff Village	Atlanta, GA	Feb-06	358	$7.7	$7.8	5.7%	20% ownership interest
CV at Matthews Village	Charlotte, NC	Mar-06	270	4.5	4.5	6.7%	25% ownership interest
CV at Shoal Creek	Dallas, TX	Jun-06	408	33.9	34.7	6.4%
CV at Willow Creek	Dallas, TX	Jun-06	478	39.3	40.6	6.2%
CG at McDaniel Farm	Atlanta, GA	Jun-06	424	41.0	41.8	6.1%
CV at Chancellor Park	Charlotte, NC	Jun-06	340	27.8	28.5	6.3%

Total				$154.2	$157.9

SIGNIFICANT PROPERTY DISPOSITIONS

				Sales	Cap
	Location	Date	Units/SF	Price	Rate	Remarks
			(SF-000s)	($ mm)	(3)
2006
Multifamily
CV at Caledon Wood	Greenville, SC	Jan-06	350	22.9	6.5%	(4	)(5)
The Timbers	Raleigh, NC	Jan-06	176	7.6	6.5%	(4	)(5)
CV at Remington Place	Raleigh, NC	Jan-06	136	7.9	6.5%	(4	)(5)
Summerwalk	Charlotte, NC	Jan-06	160	8.2	6.5%	(4	)(5)
CV at Paces Glen	Charlotte, NC	Jan-06	172	6.0	6.5%	(4	)(5)
CV at Stone Brook	Atlanta, GA	Jan-06	188	9.4	6.5%	(4	)(5)
CG at Whitemarsh	Savannah, GA	Jan-06	352	38.7	6.5%	(4	)(5)
The Meadows	Asheville, NC	Mar-06	392	28.4	6.5%	(4	)(5)
CV at Estrada	Dallas, TX	Mar-06	248	9.6	6.5%	(4	)(5)
Copper Crossing	Ft. Worth, TX	Mar-06	400	14.2	6.5%	(4	)(5)
The Trestles	Raleigh, NC	Mar-06	280	11.6	6.5%	(4	)(5)
CMS joint ventures (4 properties)	(7)	Mar-06	762	5.7	7.1%			15% Ownership interest
Arbor Trace	Norfolk, VA	Apr-06	148	14.8	6.5%	(4	)(5)
Rancho Viejo	Phoenix, AZ	May-06	266	3.5	4.6%			20% Ownership interest

Office
DRA/Colonial Office JV (3 properties)	(9)	Apr/Jun 06	535	11.2	7.8%	(9)		15% Ownership interest
Colonial Center Mansell Overlook	Atlanta, GA	Jun-06	877	166.4	7.1%	(8)

Retail
CP Boulevard Square	Pembroke Pines, FL	Mar-06	220.7	44.3	7.6%	(6)
CP Deerfield	Deerfield Beach, FL	Mar-06	378.7	52.0	7.6%	(6)
CS College Parkway	Fort Myers, FL	Mar-06	78.9	15.6	7.6%	(6)
CS Pines Plaza	Pembroke Pines, FL	Mar-06	68.2	15.4	7.6%	(6)

	Total			$493.4

Notes:

(1)	First year investment includes the first year capital expenditures and closing costs which are included for purposes of underwriting the acquisition.

(2)	Projected GAAP property NOI divided by the projected first year investment price.

(3)	Represents market cap rate which includes industry standard management fees and capital reserves.

(4)	These properties are part of a larger and ongoing transaction that was announced in April 2005.

(5)	The cap rate presented is a blended cap rate for the total transaction comprised of 32 properties. The six properties sold in January of 2006 had a weighted average cap rate of 6.2% and the four properties sold in March of 2006 had a weighted average cap rate of 6.9%.

(6)	These dispositions are part of a single transaction. The Company retained a 10% interest in these properties

(7)	The CMS properties include CG at Barrington, Macon GA; CV at Hillwood, Montgomery, AL; CG at Inverness Lakes, Mobile, AL; and CV at Stockbridge, Atlanta, GA

(8)	This disposition consisted of 4 mid-rise buildings, 5 low-rise buildings, 2 retail strip centers, and land available for development. The Company retained a 15% interest in the mid-rise buildings, retail strip centers, and development land.

(9)	The DRA/Colonial Office JV properties include 6600 Campus Circle, Dallas, TX; Paragon Place, Richmond, VA; and Gwinnett Center, Atlanta, GA. The weighted average cap rate for these sales was 7.8%.

COLONIAL PROPERTIES TRUST
Taxable REIT Subsidiary Activities
($ in MMs)

		(Dollars in thousands)
	2Q05	YTD ’05	2Q06	YTD ’06
Revenue
Construction revenues	$—	—	$7,785	$19,925
Management fees	1,139	2,341	2,826	5,364
Leasing fees	865	991	1,752	2,957
Development fees	258	498	566	1,251
Rental income	392	392	769	1,468
Other	457	654	452	1,087

	3,111	4,876	14,150	32,052
Expenses
Construction expenses	—	—	(7,657)	(19,027)
Operating expenses	(1,678)	(2,638)	(4,787)	(8,124)

	(1,678)	(2,638)	(12,444)	(27,151)

NOI	1,433	2,238	1,706	4,901

Gains on condominium sales, net of minority interest and income taxes (1)	—	—	5,285	7,858
Gains on land parcel sales, net of income taxes	862	1,008	1,161	1,161
Interest income	315	480	1,359	2,616
Interest expense	(129)	(375)	(1,664)	(3,886)
Income taxes	(352)	(436)	(367)	(1,146)
Depreciation and amortization	(95)	(195)	(133)	(308)
Other	52	108	162	182

	653	590	5,803	6,477

Net Income	$2,086	$2,828	$7,509	$11,378

CONDOMINIUM SALES
For the three months ended June 30, 2006, continuing operations and discontinued operations include gains on condominium sales (before minority interest and income taxes) of $0.0 million and $10.1 million, respectively. For the six months ended June 30, 2006, continuing operations and discontinued operations include gains on condominium sales (before minority interest and income taxes) of $1.5 million and $14.1 million, respectively. A summary of revenues and costs of condominium activities for the three and six months ended June 30, 2006 was as follows:

	2Q05	YTD ’05	2Q06	YTD ’06
Condominium revenues, net	$—	$—	$45,291	$74,895
Condominium costs	—	—	(35,169)	(59,283)

Gains on condominium sales, before minority interest and income taxes	—	—	10,122	15,612
Minority interest	—	—	(1,505)	(2,640)
Provision for income taxes	—	—	(3,332)	(5,114)

Gains on condominium sales, net of minority interest and income taxes (1)	$—	$—	$5,285	$7,858

($ in 000s)	2Q05	YE ’05	2Q06	YTD ’06
Condominium Projects Status
Units Closed in prior periods	—	—	456	328
Units Closed in current period	—	328	239	367
Contracted (2)	—	26	218	218
Available Units	—	305	749	749

Total Units	—	659	1,662	1,662

Gross Sales Price (3)	$—	$79,322	$45,291	$74,895
Average per unit	$—	$242	$190	$204

FFO from Gain on Sale (1) (4)	$—	$4,708	$5,285	$7,858

Notes:

(1)	The Company recognizes incremental gains on condominium sales in FFO, net of provision for income taxes, to the extent that net sales proceeds, less costs of sales, from the sale of condominium units exceeds the greater of their fair value or net book value as of the date the property is acquired by the Company’s taxable REIT subsidiary.

(2)	Units under contract are stated as of the end of the quarter. There can be no assurance that condominium units under contract will close.

(3)	Gross sales price represents gross amounts before reduction for minority interests.

(4)	FFO from gains has been reduced by the impact of taxes and minority interest allocations.

2Q06	- 12 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Taxable REIT Subsidiary Activities
($ in MMs)
Condominium Conversions

					Units Closed /
					Under Contract
Project	Location	Units	Average Price	Projected Sell Out	(1)

Mira Vista at James Island	Charleston, SC	230	$201,000	Sold Out	230 / 0
Portofino at Jensen Beach	Jensen Beach, FL	384	220,000	4Q 2007	247 / 4
Murano at Delray Beach	Delray Beach, FL	275	269,000	4Q 2007	161 / 5
Azur at Metrowest	Orlando, FL	311	173,000	2Q 2007	57 / 144
Capri at Hunter’s Creek	Orlando, FL	250	208,000	1Q 2008	0 / 8
TBA	TBA	TBA	170,000	1Q 2008	N/A
Residential For-Sale Development

					Under Contract
Project	Location	Units	Average Price	Projected Sell Out	(2)

Grander	Gulf Shores, AL	30	$700,000	Sold Out	30
Cypress Villiage	Gulf Shores, AL	144	450,000	2Q 2007	80
Spanish Oaks (lots)	Mobile, AL	200	55,000	3Q 2007	42
Regatta at James Island	Charleston, SC	212	182,000	3Q 2007	57
Southgate on Fairview	Charlotte, NC	47	350,000	4Q 2007	4
The Renwick	Charlotte, NC	85	325,000	2Q 2008	61
Colonial Traditions at Gulf Shores	Gulf Shores, AL	371	68,000	4Q 2008	N/A
Regents Park	Atlanta, GA	23	2,000,000	4Q 2008	9

Notes:

(1)	Units under contract are stated as of the end of the quarter. There can be no assurance that condominium units under contract will close.

(2)	Units under contract are as of July 19, 2006. There can be no assurance that units under contract will close.

2Q06	- 13 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Additional Corporate Data
($ in 000s)
UNCONSOLIDATED PARTNERSHIPS SUMMARY

				Units /	CLP
Property	Location		Property Type	SF-000s	% Own	Sec’d Debt	Equity Invest
CMS Joint Venture I
Colonial Grand at Mountain Brook	Birmingham	AL	Multifamily	392	15%	$2,317	$1,055

CMS Joint Venture II - 2 Properties
Colonial Village at Inverness Lakes	Mobile	AL	Multifamily	186	5%
Colonial Village at Rocky Ridge	Birmingham	AL	Multifamily	226	15%

				412		1,795	251

CMS Joint Venture III - 2 Properties
Colonial Grand at Bayshore	Bradenton	FL	Multifamily	376	25%
Colonial Village at Palma Sola	Bradenton	FL	Multifamily	340	25%

				717		8,675	2,553

CMS Joint Venture IV - 2 Properties
Colonial Village at Hendersonville	Nashville	TN	Multifamily	364	25%
Colonial Grand at Brentwood	Nashville	TN	Multifamily	254	25%

				619		7,276	2,272

DRA
Colony Woods	Birmingham	AL	Multifamily	414	10%
Meadows of Brook Highland	Birmingham	AL	Multifamily	400	10%
Madison at Shoal Run	Birmingham	AL	Multifamily	276	10%

				1,090		4,194	2,347

DRA
The Grove at Riverchase	Birmingham	AL	Multifamily	345	20%	3,850	1,669
Cunningham	Austin	TX	Multifamily	280	20%	2,800	1,079

				7,275		6,650	2,748

DRA — Southwest
Arabian Trails	Scottsdale	AZ	Multifamily	384	20%
Casa Lindas	Tucson	AZ	Multifamily	144	24%
Colonia del Rio	Tucson	AZ	Multifamily	176	24%
Desert Lakes	Las Vegas	NV	Multifamily	184	24%
Fairway Crossing	Phoenix	AZ	Multifamily	310	24%
Hacienda del Rio	Tucson	AZ	Multifamily	248	24%
La Entrada	Scottsdale	AZ	Multifamily	130	20%
Pinnacle Estates	Albuquerque	NM	Multifamily	294	24%
Pinnacle Flamingo West	Las Vegas	NV	Multifamily	324	24%
Pinnacle Heights	Tucson	AZ	Multifamily	310	24%
Pinnacle High Desert	Albuquerque	NM	Multifamily	430	24%
Pinnacle High Resort	Rio Rancho	NM	Multifamily	301	24%
Posada del Este	Phoenix	AZ	Multifamily	148	24%
Springhill	Tucson	AZ	Multifamily	224	24%
Talavera	Las Vegas	NV	Multifamily	350	24%

				3,957		52,532	16,730

Other
CG at Research Park	Durham	NC	Multifamily	370	20%	4,751	1,305
CG at Huntcliff Village	Atlanta	GA	Multifamily	358	20%	5,200	2,542
CG at Canyon Creek (Development)	Austin	TX	Multifamily	336	25%	2,671	1,456
Carter Regents Park (Development)	Atlanta	GA	Multifamily	23	40%	1,176	6,042
CV at Matthews Village	Charlotte	NC	Multifamily	270	25%	3,675	1,110
Merritt at Godley Station	Pooler	GA	Multifamily	220	35%	6,803	3,104
Arbors at Windsor Lake	Columbia	SC	Multifamily	228	10%	893	672
Stone Ridge	Columbia	SC	Multifamily	191	10%	500	554

				1,996		25,669	16,785

Total Multifamily				16,458		$109,107	$44,741

2Q06	- 14 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Additional Corporate Data
($ in 000s)
UNCONSOLIDATED PARTNERSHIPS SUMMARY — CONTINUED

				Units /	CLP
Property	Location		Property Type	SF-000s	% Own	Sec’d Debt	Equity Invest
South Florida
Colonial Promenade Boulevard Square	Pembroke Pines	FL	Retail	221	10%
Colonial Shoppes Pines Plaza	Pembroke Pines	FL	Retail	68	10%
Colonial Shoppes College Parkway	Fort Myers	FL	Retail	79	10%
Colonial Promenade Deerfield	Deerfield Beach	FL	Retail	379	10%

				747		7,792	5,016
GPT
Colonial Mall Bel Air	Mobile	AL	Retail	1,334	10%
Colonial Mall Glynn Place	Greenville	NC	Retail	508	10%
Colonial Mall Greenville	Brunswick	GA	Retail	450	10%
Colonial Mall Myrtle Beach	Valdosta	GA	Retail	474	10%
Colonial Mall Valdosta	Mrytle Beach	SC	Retail	435	10%
Colonial University Village	Auburn	AL	Retail	527	10%

				3,728		32,345	(2,855	) (1)
Other
Parkway City Mall	Huntsville	AL	Retail	636	45%	26,415	12,011
Colonial Promenade Madison	Huntsville	AL	Retail	111	25%		2,309
Colonial Promenade Hoover	Birmingham	AL	Retail	165	10%	1,702	80
Pinnacle at Turkey Creek	Knoxville	TN	Retail	418	50%	19,168	19,183

				1,329		47,285	33,583

Total Retail				5,057		87,421	35,744

Land Title Building	Birmingham	AL	Office	32	33%	430	19
Colonial Center Mansell JV	Atlanta	GA	Office	688	15%	—	16,873
DRA/Colonial Office JV (2)			Office	11,192	15%	199,736	42,915

Total Office				11,912		200,166	59,807

Other Unconsolidated Investments						—	29

Total Investments in Unconsolidated Subsidiaries						$396,695	$140,321

(1)	Amount includes the value of Colonial’s investment in the Joint Venture of approximately $8.0 million, offset by the excess basis difference on the transaction of approximately $10.3 million, which will be amortized over the life of the investment.

(2)	Colonial acquired an interest in approximately 26 properties located in Ft. Lauderdale, Jacksonville, Orlando, St. Petersburg and Tallahassee, Florida; Atlanta, Georgia; Rockville, Maryland; Charlotte, North Carolina; Memphis, Tennessee; and Dallas and Houston, Texas.

2Q06	- 15 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)
SUPPLEMENTAL DATA

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	YTD ’06
Consolidated
3-Party Mgt & Leasing Fee Revenue
Multifamily Division	$979	$994	$840	$879	$3,692	$1,804	$1,147			$2,951
Office Division	2,060	1,862	1,897	3,135	8,954	1,841	2,226			4,067
Retail Division	241	1,095	635	985	2,956	1,472	1,633			3,105

Totals	3,280	3,951	3,372	4,999	15,602	5,117	5,006			10,123

Straight Line Rents
Multifamily Division	68	694	607	248	1,617	(130)	(145)			(275)
Office Division	1,317	1,451	1,517	1,826	6,111	1,809	1,508			3,317
Retail Division	398	301	464	521	1,684	360	288			648

Totals	1,783	2,446	2,588	2,595	9,412	2,039	1,651			3,690

Percentage Rents	904	485	689	2,230	4,308	414	322			736
Lease Terminations	67	1,029	754	352	2,202	30	1,051			1,081
Interest Expense	24,878	36,022	35,443	36,150	132,493	32,407	31,341			63,748
Interest Income	215	780	1,695	1,774	4,464	1,539	2,412			3,951
Capitalized Interest	1,652	2,131	3,315	2,448	9,546	2,894	3,796			6,690
Debt — Principal Amortization	1,435	1,948	2,125	2,183	7,691	1,644	1,467			3,111
Preferred Dividend Payments	5,508	8,044	8,044	8,044	29,640	7,911	7,518			15,429
Preferred Share Issuance Costs	—	—	—	—	—	159	1,924			2,083
Amort of Deferred Finan’g Costs	1,141	1,380	1,576	1,462	5,559	1,529	1,422			2,951
Amort of Stock Compensation	259	517	614	479	1,869	509	1,220			1,729

Unconsolidated *(1)
Straight Line Rents	47	10	36	932	1,025	1,073	979			2,052
Interest Expense	1,587	1,596	1,719	5,299	10,201	5,631	5,965			11,596
Debt — Principal Reductions	222	160	122	141	645	180	154			334
Amort of Deferred Finan’g Costs	10	12	28	176	226	237	249			486

Notes:

(1)	The unconsolidated revenue and expense data are comprised of the Company’s percentage of the applicable line item, which is calculated in accordance with GAAP, for its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in measuring the Company’s rights to cash flows and debt obligations related to the Company’s unconsolidated partnerships and joint ventures. The Company manages or leases each of its unconsolidated assets. Incorporating unconsolidated data also provides investors with management’s view of evaluating current operating performance and trends.
INVESTMENT ACTIVITY

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	YTD ’06
Acquisition of Properties
Multifamily	—	—	70,940	111,200	182,140	5,355	141,920			147,275
Office	59,873	155,530	141,868	—	357,271	8,300	—			8,300
Retail	60,300	—	—	—	60,300	—	—			—
For Sale / Projects	—	61,500	61,436	—	122,936	—	—			—

Acquisitions	120,173	217,030	274,244	111,200	722,647	13,655	141,920			155,575
Other Assets & Debt Assumed	(830)	(1,162)	(3,498)	(141)	(5,631)	—	—			—
Less: Unconsolidated Assets	—	—	(62,668)	—	(62,668)	(5,355)	—			(5,355)

Acq, net — Consolidated Assets	119,343	215,868	208,078	111,059	654,348	8,300	141,920			150,220

Development Expenditures
Multifamily	14,160	17,663	18,141	27,861	77,825	20,488	28,455			48,943
Office	1,577	2,673	7,725	11,149	23,124	4,849	6,259			11,108
Retail	13,983	24,383	34,064	12,484	84,914	9,661	40,272			49,933
Other (mixed-use, infrastruct)	5,160	662	21,489	15,660	42,971	37,071	44,800			81,871

Total, incl subs	34,880	45,381	81,419	67,154	228,834	72,069	119,786			191,855
Less: Infrastructure
Reimbursement from City/Cty	—	(675)	(838)	—	(1,513)	—	(238)			(238)
Less: Unconsolidated /Other (1)	(4,009)	(3,755)	(7,451)	(5,561)	(20,776)	(6,770)	(10,161)			(16,931)

Development, Consol. Assets	30,871	40,951	73,130	61,593	206,545	65,299	109,387			174,686

(1) Includes items reclassified to other cash flow investing activites.

Proceeds from Sales of Properties, Net of Selling Costs
Multifamily	151,819	122,910	—	112,987	387,716	166,858	18,247			185,105
Office	7,891	—	—	—	7,891	—	151,797			151,797
Retail	58,847	33,500	167,153	325,800	585,300	114,574	—			114,574
For Sale / Projects	—	—	41,280	38,042	79,322	29,604	45,290			74,894
Land and other	4,425	4,847	6,839	9,337	25,448	—	9,962			9,962

Total, incl subs	222,982	161,257	215,272	486,166	1,085,677	311,036	225,296			536,332
Selling Costs	(1,524)	(3,554)	(1,575)	(3,391)	(10,044)	(4,633)	(5,787)			(10,420)
Outparcels/Land	(112)	93	(3,060)	(3,919)	(6,998)	—	(9,962)			(9,962)
Less: Unconsolidated — net	(14,940)	—	—	—	(14,940)	(1,869)	(11,233)			(13,102)

Sales, Net — Consolidated Assets	206,406	157,796	210,637	478,856	1,053,695	304,534	198,314			502,848

The unconsolidated data regarding investment activity, capital expenditures, tenant improvements and leasing commissions set forth herein are calculated in accordance with GAAP, for all of its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in evaluating the total cash investing activities of the Company. Typically, the percent of investment activities for its unconsolidated assets must be funded out of current Company cash flows, and therefore, management uses the combined data to make financing and capital decisions.

2Q06	- 16 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Debt Summary
($ in 000s)
QUARTERLY DEBT SUMMARY

	CONSOLIDATED DEBT				WITH UNCONSOLIDATED SUBSID. DEBT
	Debt	%	Avg Int	Wtd Mat’y	Debt *(1)%		Avg Int	Wtd Mat’y
Unsecured/Secured
Unsecured Line of Credit	$323,531	13%	6.0%	1.7	$323,531	11%	6.0%	1.7
Unsecured Other	1,515,540	62%	6.0%	5.7	1,515,540	54%	6.0%	5.7
Secured	590,353	24%	6.8%	6.2	987,048	35%	6.5%	5.4

Total Debt	$2,429,424	100%	6.2%	5.3	$2,826,120	100%	6.2%	5.2

Fixed/Floating
Fixed Rate Debt	$2,098,220	86%	6.2%	5.3	$2,344,491	83%	6.1%	5.4
Floating Rate Debt — Capped	10,162	0%	6.0%	4.0	67,884	2%	7.0%	1.6
Floating Rate Debt	321,042	14%	6.0%	5.4	413,745	15%	6.2%	4.6

Total Debt	$2,429,424	100%	6.2%	5.3	$2,826,120	100%	6.2%	5.2

Tax-Exempt Debt	$45,075	2%	4.3%	17.7	$45,975	2%	4.3%	18.0
PRINCIPAL DEBT AMORTIZATION SCHEDULE
 ($ in MMs)
Amortization Schedule excludes the Revolving Line of Credit-due Mar-08

Weighted Average Interest
Rate on Maturing Debt
(excluding line of credit)
2006	7.83%
2007	7.12%
2008	6.38%
2009	7.43%
2010	5.43%
2011	6.27%
2012	6.82%
2013	6.07%
Thereafter	5.84%

Total	6.22%

LINE OF CREDIT

	03/31/06	06/30/06	Interest Rate	Due
Floating	$66,600	$73,531	6.02%	03/22/08
Competitive Bid Option — Floating	—	$150,000	5.83%	03/22/08
Term loan	100,000	$100,000	5.47%	03/22/08

Total Outstanding on LOC	$166,600	$323,531	5.76%

Notes:
• The $600MM LOC has a $250MM Competitive Bid Option.
• 22 Banks participate in the LOC, co-led by Wachovia and Bank of America.
• The Facility is priced based on the Company’s Senior Unsecured Debt Rating.
• At BBB-/Baa3: the interest rate is LIBOR + 80 bps, and the facility fee is 20 bps.
• In addition to the $600MM LOC, Wachovia has provided a $40MM Cash Management Line.
• 3-Year facility through March 2008; with one 1-year extension

2Q06	- 17 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Debt Summary
($ in 000s)
PUBLIC RATINGS

Rating
			Senior Unsecured	Preferred
Fitch Ratings	Peter Siciliano	212-908-0646	BBB-	BB+
Moody’s Investor Services	Karen Nickerson	212-553-4924	Baa3	Ba1
Standard & Poor’s	Jim Fielding	212-438-2452	BBB-	BB+
COVERAGE RATIOS

	2Q05	YTD ’05	2Q06	YTD ’06
SEC Coverage Ratios (SEC Reg. S-K, Item 503)
Earnings to Fixed Charges	1.0	1.0	1.0	1.0
Earnings to Fixed Charges &
Preferred Share Distributions *(1)	0.9	0.9	0.9	0.9

Supplemental Coverage Ratios
Interest Coverage *(2)	2.4	2.5	2.7	2.6
Fixed Charge Coverage *(3)	1.9	2.0	2.2	2.1
Fixed Charge w/ Cap Int*(4)	1.8	1.9	2.0	2.0
See page 40 for a Reconciliation of SEC Coverage Ratios and a Reconciliation of Supplemental Coverage Ratios.
Coverage ratios as calculated by the Company may not be comparable to similarly titled measures used by other companies. Investors are cautioned that these measures should not be taken alone to determine a Company’s financial status.

Notes:

(1)	The deficiency of the ratio of earnings to fixed charges for the three and six months ended June 30, 2006 and 2005, is primarily due to the classification of operations for assets held for sale and sold as discontinued operations.

(2)	EBITDA/Interest Expense, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

(3)	EBITDA/Interest Exp + Pfd Dividends+Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’ s ability to service debt. Additionally, Management uses this ratio to make balance sheet management decisions.

(4)	EBITDA/Interest Exp+Capitalized Interest+Pfd Div+Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’ s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.
FINANCIAL DEBT COVENANTS

	As of
	June 30, 2006
Consolidated Debt to Total Assets cannot exceed 60%	55.1%
Secured Debt to Total Assets cannot exceed 40%	18.9%
Total Unencumbered Assets to Unsecured Debt must be at least 150%	179.0%
Consolidated Income Available for Debt Service Charges must be at least 1.50/1	2.4	x
TOTAL MARKET CAPITALIZATION

	1Q05	2Q05	3Q05	4Q05	1Q06	2Q06	3Q06	4Q06
Consolidated Debt	$1,930,958	$2,848,313	$2,825,046	$2,494,350	$2,299,927	$2,429,424
Unconsolidated Debt	106,871	113,866	334,072	384,347	399,366	396,695

Total Debt	2,037,829	2,962,179	3,159,118	2,878,697	2,699,293	2,826,120
Preferred Stock
7.25% Series B (Units)	100,000	100,000	100,000	100,000	100,000	100,000
9.25% Series C	50,000	50,000	50,000	50,000	50,000	—
8.125% Series D	125,000	125,000	125,000	125,000	125,000	125,000
7.62% Series E	—	133,159	133,159	133,159	105,503	104,761

Total Preferred Stock	275,000	408,159	408,159	408,159	380,503	329,761
Series B was repriced in 1Q04 from 8.875%
Market Equity (Shares & Units)	1,471,218	2,223,320	2,463,302	2,339,503	2,807,330	2,790,823

Total Market Capitalization	3,784,047	5,593,658	6,030,579	5,626,359	5,887,126	5,946,704

Debt / Total Market Cap’n	54%	53%	52%	51%	46%	48%
TOTAL MARKET CAPITALIZATION (W/ SUB): 5-YEAR
TOTAL MARKET CAPITALIZATION (W/ SUB): CURRENT QTR

2Q06	- 18 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Equity Issues
Common & Preferred

COMMON SHARES	CUSIP: 195872-10-6

	NYSE	Year-to-Date Ending
	Symbol	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05	06/30/06
Common Shares	CLP	$31.15	$33.94	$39.60	$39.27	$41.98	$49.40
Annual Growth		19.5%	9.0%	16.7%	-0.8%	6.9%	17.7%

Dividend per Share		$2.52	$2.64	$2.66	$2.68	$2.70	$2.72
Annual Growth		5.0%	4.8%	0.8%	0.8%	0.7%	0.7%

Yield on End of Period Price		8.1%	7.8%	6.7%	6.8%	6.4%	5.5%

Total Annual Return		29.2%	17.4%	24.5%	5.9%	13.8%	24.2%

PREFERRED UNITS 8.875% SERIES B	Issued By CRLP (Partnership)
Privately Placed Perpetual Preferred Issue — Not Traded
Repriced & Extended in February 2004 — (old rate of 8.875%, Redeemable 2/23/04)

Issue Date	2/23/1999	# of Shares Issued	2,000,000
- Issue Price	$50.00	Total $Issue	$100 MM
Redeemable	8/24/2009	Dividend $/Share	$3.6250
- Redeem Price	$50.00	Yield on Face Value	7.250%

PREFERRED SHARES 9.25% SERIES C — REDEEMED	CUSIP: 195872-30-4

Issue Date	6/19/2001	# of Shares Issued	2,000,000
- Issue Price	$25.00	Total $Issued	$$50 MM
Redeemable	6/19/2006	Dividend $/Share	$2.3125
- Redeem Price	$25.00	Yield on Face Value	9.25%
Redeemed	6/30/2006

DEP SHARES CUSIP: 195872-40-3
PREFERRED SHARES 8.125% SERIES D (DEPOSITARY SHARES)	PFD SH REP’D BY DEP SHARES CUSIP: 195872-50-2

Issue Date	4/30/2003	# of Shares Issued	5,000,000
- Issue Price	$25.00	Total $Issued	$125 MM
Redeemable	4/30/2008	Dividend $/Share	$2.0313
- Redeem Price	$25.00	Yield on Face Value	8.125%

DEP SHARES CUSIP: 195872-70-0
PREFERRED SHARES 7.62% SERIES E (DEPOSITARY SHARES)	PFD SH REP’D BY DEP SHARES CUSIP: 195872-60-1

Issue Date	4/1/2005	# of Shares Issued	5,326,349
- Issue Price	$25.00	Total $Issued	$133.2 MM
Redeemable	Anytime	# of Shares Outstanding	4,190,414
- Redeem Price	$25.00	Total $Outstanding	$104.8 MM
		Dividend $/Share	$1.9050
		Yield on Face Value	7.620%

2Q06	- 19 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Multifamily
MULTIFAMILY DIVISIONAL NOI (1)

($ in 000s)	1Q05 (4)	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	YTD ’06
Same-Property Portfolio (2)
Divisional Revenues	58,849	59,845	60,728	61,471	240,893	60,957	62,577			123,534
Divisional Expenses	24,424	23,130	24,289	23,658	95,501	23,804	23,864			47,668

Divisional NOI	34,425	36,715	36,439	37,813	145,392	37,153	38,713			75,866

Divisional NOI Margin	58.5%	61.4%	60.0%	61.5%	60.4%	60.9%	61.9%			61.4%

NOI Growth (3)	0.0%	5.9%	6.2%	8.7%	5.2%	7.9%	5.4%			6.6%
NOI Growth — Sequential	-1.6%	7.6%	-2.0%	4.7%		-1.8%	4.2%

Total Division Portfolio
Divisional Revenues	38,266	80,255	80,919	80,304	279,744	77,969	77,430			155,399
Divisional Expenses	15,216	32,370	33,519	31,666	112,771	31,263	30,816			62,079

Divisional NOI	23,050	47,885	47,400	48,638	166,973	46,706	46,614			93,320

Divisional NOI Margin	60.2%	59.7%	58.6%	60.6%	59.7%	59.9%	60.2%			60.1%

NOI Growth	42.5%	170.2%	149.4%	117.3%	121.8%	102.6%	-2.7%			31.6%

Notes:

(1)	For more information regarding Multifamily Divisional Revenue, Expenses and NOI refer to Segment Data Summary on page 7.

(2)	The 2005 same-property data reflects results of the 2006 same-property portfolio, as adjusted for dispositions during year.

(3)	The 2005 same-property growth reflects performance of the 2006 same-property portfolio, which does not include any unconsolidated assets.

(4)	The 2005 same-property data includes Cornerstone properties that were not owned by the Company during Q105.
SUMMARY BY MARKET (1)

	Total Multifamily Division			Same-Property
						Increase/(Decrease) from Prior Year Period
	# of	% of	% of	# of Wtd	% of	Current Quarter			Year-to-Date
	Units	Units	NOI	Units	Units	Rev	Exp	NOI	Rev	Exp	NOI
Atlanta, GA	3,065	8.9%	9.6%	2,237	8.1%	4.8%	3.5%	5.6%	3.0%	1.2%	4.1%
Austin, TX	1,800	5.2%	3.4%	994	3.6%	7.8%	3.3%	12.7%	5.8%	0.3%	11.8%
Birmingham, AL	3,081	8.9%	8.9%	2,810	10.2%	2.4%	-8.9%	11.0%	2.5%	-7.2%	9.5%
Charleston, SC	1,314	3.8%	3.8%	1,314	4.8%	5.0%	13.6%	-0.2%	3.4%	7.6%	0.6%
Charlotte, NC	3,937	11.4%	9.0%	2,975	10.8%	4.4%	7.8%	2.2%	4.2%	1.8%	5.9%
Dallas, TX	3,170	9.2%	6.3%	2,284	8.3%	2.9%	1.3%	4.4%	2.1%	-1.5%	5.7%
Fort Worth, TX	1,684	4.9%	3.7%	1,248	4.5%	1.4%	4.9%	-1.9%	1.2%	-2.1%	4.5%
Huntsville, AL	1,572	4.5%	4.7%	1,572	5.7%	4.6%	3.4%	5.3%	5.4%	4.3%	6.0%
Orlando, FL	2,252	6.5%	9.9%	1,792	6.5%	12.3%	10.9%	13.0%	12.3%	8.3%	14.4%
Raleigh, NC	2,492	7.2%	6.9%	2,208	8.0%	2.1%	-0.9%	3.9%	1.0%	-0.3%	1.8%
Richmond, VA	1,954	5.7%	6.8%	1,954	7.1%	1.1%	-5.3%	4.3%	1.2%	-5.5%	5.1%
Other	8,258	23.9%	27.1%	6,216	22.5%	5.1%	7.0%	4.2%	4.9%	1.0%	7.2%

Total	34,579	100.0%	100.0%	27,604	100.0%	4.6%	3.2%	5.4%	4.1%	0.2%	6.6%

Notes:

(1)	For more information regarding Multifamily Divisional Revenue, Expenses and NOI refer to Segment Data Summary on page 7.

2Q06	- 20 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Multifamily
OPERATIONAL STATISTICS

	1Q05	2Q05(3)	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	YTD ’06
End of Month Scheduled Base Rent per Unit Per Month (See Reconciliation Below)
Same-Property *(1)	$808	$805	$807	$812		$819	$823
change	1.6%	-2.8%	-3.7%	-3.1%		1.4%	2.2%

End of Month Scheduled Base Rent per SF per Month
Same-Property *(1)	$0.82	$0.82	$0.82	$0.83		$0.83	$0.84
change	2.2%	10.8%	9.3%	9.3%		1.2%	2.4%
Total Division *(2)	$0.78	$0.84	$0.85	$0.85		$0.85	$0.86
change	4.8%	10.4%	11.8%	9.0%		9.6%	2.5%
Tot Div-Consol Assets Only *(2)	$0.77	$0.83	$0.83	$0.84		$0.85	$0.85
change	4.4%	8.7%	12.2%	7.7%		10.0%	2.9%
See page 41 for a reconciliation of Scheduled Base Rent per Unit Per Month.
The Company believes Scheduled Base Rent is useful to investors as a measure of indicated monthly market rents and the maximum potential revenue per unit that is currently achievable. Unconsolidated assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.

Notes:

(1)	The 2005 same-property data reflects results of the 2006 same-property portfolio, as adjusted for dispositions during year.

(2)	Total division statistics exclude properties in lease-up.

(3)	2Q05 through 4Q05 include Cornerstone operational statistics. All previous periods reflect only Colonial operational statistics.

	1Q05	2Q05(3)	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	YTD ’06
Apartment Homes

Units — Consolidated Assets	15,240	34,051	34,529	34,272	29,523	30,877	31,786			31,332

Unconsolidated Assets (at %)	1,597	1,783	1,924	1,891	1,799	1,977	1,937			1,957
Unconsol. — Cost Method (at %)	—	—	—	—	—	—	—			—

Units in Lease-Up	428	1,448	1,651	659	1,047	1,470	512			991
1st Yr Acquisition Units — Consolidated	2,947	23,770	23,877	21,245	17,960	1,925	3,235			2,580

Capital Expenditures ($ in 000s) (1)
Regular Maintenance	$1,914	$2,238	$1,863	$2,648	$8,663	$1,819	$5,948			$7,767
Revenue-Enhancing	4	16	53	5	78	115	128			243
Admin — Division	118	343	181	—	642	348	135			483

Total w/o Acquisition-Related	2,036	2,597	2,097	2,653	9,383	2,282	6,211			8,493
Acquisition-Related (2)(4)	323	3,382	8,072	11,808	23,585	70	18			88

Total	2,359	5,979	10,169	14,461	32,968	2,352	6,229			8,581
Less: Unconsolidated Assets	(292)	(515)	(358)	(408)	(1,573)	(250)	(311)			(561)

Total — Consolidated Assets	$2,067	$5,464	$9,811	$14,053	$31,395	$2,102	$5,918			$8,020

Capital Expenditures per Unit (3)
Regular Maintenance	$142	$211	$171	$186	$703	$62	$198			$261
Revenue-Enhancing	—	2	5	0	6	4	4			8

Total w/o Acquisition-Related	142	212	175	186	710	66	203			270

Total — Consolidated Assets	$137	$197	$173	$182	$682	$61	$206			$268

Notes:

(1)	See page 42 for a reconciliation to the consolidated cash flow information.

(2)	Capital spent on recently acquired properties. First year capital has been included in the total investment for purposes of underwriting the acquisition.

(3)	Per unit data does not include units in lease-up, development properties or 1st year acquisition units.

(4)	All Cornerstone related capital expenditures are included in acquisition-related capital expenditures.

2Q06	- 21 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy Summary — Multifamily

		%	Total
Property	Location	Own	Units	SF (000s)	2Q05	3Q05	4Q05	1Q06	2Q06
				Occupancies Weighted for CLP % Owned
Consolidated	106		32,641	31,750.7	96.3%	97.0%	95.3%	96.2%	95.9%
Unconsolidated	32		9,353	9,201.1	96.7%	97.3%	95.4%	96.1%	96.7%

Subtotal — Current Portfolio**	138		41,994	40,951.8	96.3%	97.0%	95.4%	96.2%	95.9%

Managed	10		2,763	2,917.6

Total Owned/Managed	148		44,757	43,869.5

Sold	32		8,373	7,375.2	96.1%	95.0%	90.2%	96.6%

Occy Incl. Sold Assets	180				96.3%	96.7%	94.8%	96.2%	95.9%

By Property Type (Consolidated & Unconsolidated Assets)
Colonial Grands	47		15,838	17,013.8	97.4%	97.6%	96.0%	96.5%	96.1%
Colonial Villages	47		13,036	11,898.9	96.0%	96.7%	95.1%	96.4%	96.5%
Other	44		13,120	12,039.2	95.1%	96.6%	94.4%	95.4%	94.6%

Total Division**	138		41,994	40,951.8	96.3%	97.0%	95.4%	96.2%	95.9%

Same-Property Occupancy**
Same-Property Portfolio *	91		27,604	27,033.8	96.3%	97.1%	95.4%	96.3%	96.1%

Economic Occupancy**
Same-Property Portfolio *	91		27,604	27,033.8	80.9%	83.3%	82.3%	83.0%	82.8%

Consolidated Assets	106		32,641	31,750.7
Unconsolidated Assets	32		9,353	9,201.1
Total Division	138		41,994	40,951.8	80.5%	81.3%	82.2%	80.5%	80.1%

*	Same-property portfolio is adjusted historically to reflect the current same-property portfolio.

**	Prior period occupancy percentages have been adjusted to reflect the inclusion of Cornerstone.

See page 44 for a complete listing of multifamily properties.

2Q06	- 22 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Multifamily
Exposure By Market Most Recent Quarter

		CONSOLIDATED			UNCONSOLIDATED			SUBTOTAL			MANAGED		TOTAL
		#	Units	Occy	#	Units	Occy	#	Units	Occy	#	Units	#	Units
Birmingham	AL	5	2,810	97.4%	6	2,053	94.9%	11	4,863	96.3%	1	200	12	5,063
Huntsville	AL	3	1,572	96.8%				3	1,572	96.8%			3	1,572
Mobile	AL	2	401	97.8%				2	401	97.8%			2	401
Montgomery	AL	1	384	88.8%				1	384	88.8%			1	384

ALABAMA		11	5,167	96.6%	6	2,053	94.9%	17	7,220	96.1%	1	200	18	7,420

Phoenix	AZ				4	972	97.2%	4	972	97.2%	1	185	5	1,157
Tucson	AZ				5	1,102	98.5%	5	1,102	98.5%			5	1,102

ARIZONA					9	2,074	97.9%	9	2,074	97.9%	1	185	10	2,259

Orlando	FL	6	2,252	96.7%				6	2,252	96.7%	1	328	7	2,580
Sarasota	FL	1	288	97.9%	2	716	97.3%	3	1,004	97.5%			3	1,004
Tampa	FL	1	318	99.1%				1	318	99.1%			1	318

FLORIDA		8	2,858	97.1%	2	716	97.3%	10	3,574	97.1%	1	328	11	3,902

Athens	GA	1	204	95.6%				1	204	95.6%			1	204
Atlanta	GA	11	2,993	96.4%	1	358	96.4%	12	3,351	96.4%	1	300	13	3,651
Savannah	GA	4	837	96.4%	1	312	97.8%	5	1,149	96.8%	1	380	6	1,529

GEORGIA		16	4,034	96.4%	2	670	97.0%	18	4,704	96.5%	2	680	20	5,384

Baton Rouge	LA										1	352	1	352

LOUISIANA											1	352	1	352

Jackson	MS	2	498	98.4%				2	498	98.4%			2	498

MISSISSIPPI		2	498	98.4%				2	498	98.4%			2	498

Albuquerque	NM				3	1,025	96.1%	3	1,025	96.1%			3	1,025

NEW MEXICO					3	1,025	96.1%	3	1,025	96.1%			3	1,025

Las Vegas	NV				3	858	97.6%	3	858	97.6%			3	858

NEVADA					3	858	97.6%	3	858	97.6%			3	858

Ashville	NC	1	166	97.6%				1	166	97.6%			1	166
Charlotte	NC	13	3,869	94.3%	1	270	97.8%	14	4,139	94.5%			14	4,139
Greensboro	NC	3	932	93.3%				3	932	93.3%			3	932
Raleigh	NC	9	2,418	94.0%	1	370	91.6%	10	2,788	93.7%			10	2,788
Wilmington	NC	1	390	98.2%				1	390	98.2%			1	390

NORTH CAROLINA		27	7,775	94.4%	2	640	94.2%	29	8,415	94.7%			29	8,415

Charleston	SC	5	1,314	97.6%				5	1,314	97.6%	1	226	6	1,540
Columbia	SC				2	419	90.5%	2	419	90.5%			2	419
Myrtle Beach	SC	1	288	98.3%				1	288	98.3%			1	288

SOUTH CAROLINA		6	1,602	97.8%	2	419	90.5%	8	2,021	96.2%	1	226	9	2,247

Chattanooga	TN										1	308	1	308
Memphis	TN	1	296	97.3%				1	296	97.3%			1	296
Nashville	TN	1	349	95.4%	2	618	98.1%	3	967	97.1%	1	106	4	1,073

TENNESSEE		2	645	96.3%	2	618	98.1%	4	1,263	97.1%	2	414	6	1,677

Austin	TX	4	1,232	97.1%	1	280	97.9%	5	1,512	97.2%			5	1,512
Dallas	TX	10	3,170	96.0%				10	3,170	96.0%			10	3,170
Fort Worth	TX	6	1,684	94.9%				6	1,684	94.9%			6	1,684
San Antonio	TX	1	322	97.5%				1	322	97.5%			1	322

TEXAS		21	6,408	96.0%	1	280	97.9%	22	6,688	96.1%			22	6,688

Charlottesville	VA	1	425	94.1%				1	425	94.1%			1	425
Norfolk	VA	3	763	97.1%				3	763	97.1%			3	763
Richmond	VA	7	1,954	94.4%				7	1,954	94.4%			7	1,954

VIRGINIA		11	3,142	95.0%				11	3,142	95.0%			11	3,142

TOTAL		104	32,129	95.9%	32	9,353	96.7%	136	41,482	95.9%	9	2,385	145	43,867

Notes:

Occupancies for unconsolidated properties are weighted according to CLP’s percentage interest.

Does not include properties in lease-up or development.

2Q06	- 23 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Office
NET OPERATING INCOME (1)

($ in 000s)	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	YTD ’06
Same-Property Portfolio (2)
Divisional Revenues (3)	19,310	21,768	21,456	21,041	83,575	20,900	21,680			42,580
Divisional Expenses	6,066	6,451	6,299	6,147	24,963	6,504	6,875			13,379

Divisional NOI	13,244	15,317	15,157	14,894	58,612	14,396	14,805			29,201

Divisional NOI Margin	68.6%	70.4%	70.6%	70.8%	70.1%	68.9%	68.3%			68.6%
growth (4)	-7.4%	3.7%	0.0%	0.8%	-0.7%	8.7%	-3.3%			2.2%
Same-Property without Terminations
Lease Terminations	(67)	(892)	(625)	(33)	(1,617)	4	(65)			(61)

Divisional NOI w/o Term.	13,177	14,425	14,532	14,861	56,995	14,400	14,740			29,140

growth w/o terminations	-5.8%	-1.3%	1.9%	2.2%	-0.7%	9.3%	2.2%			5.6%

Same-Property growth without the effects of lease terminations is useful to investors as an additional indicator as to the Company’s operating performance because buyouts of commercial leases can fluctuate from quarter to quarter and year to year.

Total Portfolio
Divisional Revenues (3)	25,080	29,888	34,307	44,092	133,367	44,422	45,502			89,924
Divisional Expenses	7,821	9,360	11,050	14,861	43,092	15,066	15,847			30,913

Divisional NOI	17,259	20,528	23,257	29,231	90,275	29,356	29,655			59,011

Divisional NOI Margin	68.8%	68.7%	67.8%	66.3%	67.7%	66.1%	65.2%			65.6%

growth	1.6%	18.9%	30.1%	64.1%	29.1%	70.1%	44.5%			56.2%

Notes:

(1)	For more information regarding Office Divisional Revenue, Expenses and NOI refer to Segment Data Summary on page 7.

(2)	The 2005 same-property data reflects results of the 2006 same-property portfolio, as adjusted for dispositions during year.

(3)	Straight-line rents are included.

(4)	The 2005 same-property growth reflects performance of the 2006 same-property portfolio.
SUMMARY BY MARKET (1)

		Total Office Division						Same-Property
							Increase/(Decrease) from Prior Year Period
		# of Wtd	% of Wtd	% of	# of Wtd	% of Wtd	Current Quarter			Year-to-Date
		SF (000)	SF	NOI	SF (000)	SF	Rev	Exp	NOI	Rev	Exp	NOI
Atlanta	GA	837	9.6%	18.9%	—	—	—	—	—	—	—	—
Austin	TX	358	4.1%	5.4%	—	—	—	—	—	—	—	—
Birmingham	AL	1,389	16.0%	15.0%	1,379	27.7%	-1.8%	2.9%	-3.6%	9.2%	7.1%	10.1%
Charlotte	NC	309	3.5%	2.0%	—	—	—	—	—	—	—	—
Huntsville	AL	1,592	18.3%	13.4%	1,532	30.8%	2.3%	7.4%	0.6%	1.4%	6.1%	-0.1%
Miami/Ft.Laud.	FL	355	4.1%	5.9%	—	—	—	—	—	—	—	—
Montgomery	AL	264	3.0%	2.1%	264	5.3%	0.7%	5.6%	-2.0%	-1.0%	4.5%	-4.0%
Orlando	FL	1,892	21.7%	20.7%	1,505	30.2%	-4.3%	6.3%	-9.1%	-0.5%	6.4%	-3.7%
Tampa/St.Pete	FL	980	11.3%	8.9%	294	5.9%	22.8%	16.8%	28.7%	17.9%	11.0%	24.2%
Other		733	8.4%	7.7%	—	—	—	—	—	—	—	—

Total		8,709	100.0%	100.0%	4,974	100.0%	-0.4%	6.5%	-3.3%	3.7%	6.8%	2.3%

Notes:

(1)	For more information regarding Office Divisional Revenue, Expenses and NOI refer to Segment Data Summary on page 7.

2Q06	- 24 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Office
OPERATIONAL STATISTICS

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	YTD ’06
Base Rent per SF — Straight Line
Same-Property (1)	$16.97	$17.54	$17.26	$17.34		$17.15	$17.51
change	-2.1%	-0.8%	-0.7%	-0.5%		1.1%	-0.2%
Total Division (2)	$17.84	$18.51	$18.83	$19.60		$19.54	$19.91
change	-3.0%	1.0%	3.9%	8.0%		9.5%	7.6%

Base Rent per SF — Cash
Same-Property (1)	$16.30	$16.81	$16.75	$16.71		$16.62	$16.91
change	-1.6%	-1.4%	-1.7%	-1.4%		2.0%	0.6%
Total Division (2)	$16.90	$17.56	$17.95	$18.35		$18.22	$18.78
change	-3.4%	-0.2%	1.8%	5.0%		7.8%	6.9%
See page 41 for a reconciliation of Base Rent per SF.
The Company believes that Cash Rents are a useful alternative measure of performance and a measure of current cash flow generated from a tenant. Unconsolidated assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.

Notes:

(1)	The 2005 same-property data reflects results of the 2006 same-property portfolio, as adjusted for dispositions during year.

(2)	Total division statistics exclude properties in lease-up. Total Division statistics are reconciled to Consolidated Only above.

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	YTD ’06
Square Feet (in 000s)
Total SF	6,277	7,099	7,754	9,513	7,661	9,563	8,709			9,136
SF — Unconsolidated Assets	(10)	(10)	(10)	(1,769)	(450)	(1,769)	(1,792)			(1,781)

SF — Consolidated Assets	6,267	7,089	7,744	7,744	7,211	7,794	6,917			7,356

Capital Expenditures ($ in 000s) (1)
Regular Maintenance	286	235	1,171	1,821	$3,513	1,113	1,111			$2,224
Revenue- Enhancing	—	—	—	—	—		—			—
Tenant Improvements	3,672	4,347	4,097	5,036	17,152	4,449	5,695			10,144
Leasing Commissions	1,675	1,869	841	1,645	6,030	2,561	839			3,400
Admin — Division	6	20	49	83	158	37	—			37

Total	5,639	6,471	6,158	8,585	26,853	8,160	7,645			15,805
Less: Unconsolidated Assets	—	—	—	(1,399)	(1,399)	(1,970)	(728)			(2,698)

Total — Consolidated Assets	$5,639	$6,471	$6,158	$7,186	$25,454	$6,190	$6,917			$13,107

Capital Expenditures per SF
Regular Maintenance	$0.05	$0.03	$0.15	$0.19	$0.42	$0.12	$0.13			$0.24
Revenue- Enhancing	—	—	—	—	—	—	—			—
Tenant Improvements	0.58	0.62	0.53	0.53	2.26	0.47	0.65			1.11
Leasing Commissions	0.27	0.27	0.11	0.17	0.82	0.27	0.10			0.37
Admin — Division	—	—	—	0.01	0.02	—	—			—

Total	0.90	0.92	0.79	0.90	3.51	0.85	0.88			1.73

Total — Consolidated Assets	$0.90	$0.92	$0.79	$0.93	$3.53	$0.79	$1.00			$1.78

Note:

(1)	See page 42 for a reconciliation to the consolidated cash flow Information.

2Q06	- 25 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Office
LEASE EXPIRATION SCHEDULE
(SF & $ in 000s)

	Total Consolidated & Unconsolidated Assets				Consolidated Assets Only
		% of Leased		% of		% of Leased		% of
	SF	SF	Rent	Total	SF	SF	Rent	Total
2006	589	7%	$11,929	8%	448	7%	$7,936	7%
2007	1,214	15%	23,464	15%	1,000	16%	18,143	16%
2008	1,010	13%	20,271	13%	775	12%	14,330	13%
2009	1,038	13%	23,860	16%	767	12%	13,952	12%
2010	826	10%	14,874	10%	703	11%	11,593	10%
2011+	3,352	42%	58,922	38%	2,752	43%	46,604	41%

Total Leased SF	8,028		$153,320		6,447		$112,559
TENANT CONCENTRATION
(SF in 000s)
Total Consolidated & Unconsolidated Assets

			% of Total
		SF	Co. Rev.
1	Charles Schwab	358,049	1.9%
2	Fiserv Solutions	291,642	1.0%
3	General Services Admin	269,512	0.8%
4	Veritas Software	206,285	0.7%
5	Blue Cross & Blue Shield	152,216	0.5%
6	State of Florida	157,033	0.5%
7	Bank of New York	130,630	0.4%
8	Kurt Salmon Associates	67,165	0.3%
9	Healthplan Services	121,371	0.3%
10	Infinity Insurance	153,783	0.3%
Consolidated Assets Only

			% of Total
		SF	Co. Rev.
1	Charles Schwab	358,049	1.9%
2	Fiserv Solutions	291,642	1.0%
3	Veritas Software	206,285	0.7%
4	Bank of New York	130,630	0.4%
5	General Services Admin	134,034	0.3%
6	Kurt Salmon Associates	67,165	0.3%
7	Healthplan Services	121,371	0.3%
8	Infinity Insurance	153,783	0.3%
9	DRS Test and Energy Mgmt.	215,485	0.3%
10	Blue Cross & Blue Shield	72,328	0.2%

2Q06	- 26 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Office
LEASING EXECUTION — CONSOLIDATED & UNCONSOLIDATED ASSETS

(SF in 000s; $ per SF)	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	YTD ’06
Square Feet (1)
Renewal	166.3	106.0	154.4	180.9	607.6	157.0	225.8			382.8
New	149.9	142.2	162.9	229.7	684.7	294.8	183.9			478.7
Development	3.9	6.2	10.0	4.2	24.4	—	137.1			137.1

Total	320.1	254.5	327.3	414.8	1,316.7	451.8	546.8			998.6

Annual Rent $- Straight Line
Renewal	$17.30	$16.32	$16.94	$18.74	$17.46	$18.21	$18.16			$18.18
New	16.30	17.76	18.66	18.51	17.90	17.64	18.53			17.98
Development	21.93	24.65	29.36	23.39	25.92	—	21.51			21.51

Total	$16.89	$17.33	$18.17	$18.66	$17.85	$17.84	$19.12			$18.54

Annual Rent $- Cash (2)
Renewal	$14.56	$15.91	$16.73	$18.56	$16.54	$17.84	$18.03			$17.95
New	15.95	17.76	18.12	18.18	17.59	17.52	18.24			17.79
Development	21.50	24.00	29.29	26.78	26.24	—	20.76			20.76

Total	$15.30	$17.14	$17.81	$18.43	$17.27	$17.63	$18.79			$18.26

Concession $
Renewal	$0.45	$1.77	$0.94	$0.43	$0.80	$1.71	$2.11			$1.94
New	3.19	5.46	3.24	3.07	3.63	3.32	3.19			3.27
Development	—	5.80	6.95	5.96	5.36	—	7.37			7.37

Total	$1.73	$3.93	$2.27	$1.95	$2.36	$2.76	$3.79			$3.32

TI Committed $
Renewal	$6.28	$4.82	$3.33	$4.63	$4.79	$6.05	$4.36			$5.05
New	13.06	14.03	13.37	13.65	13.54	14.12	17.62			15.47
Development	30.00	30.96	29.17	18.23	27.87	—	28.18			28.18

Total	$9.75	$10.61	$9.12	$9.77	$9.76	$11.32	$14.79			$13.22

Leasing Commissions $
Renewal	$4.41	$1.66	$1.33	$1.36	$2.24	$3.09	$1.99			$2.44
New	3.50	4.23	4.06	4.07	3.97	4.52	6.09			5.12
Development	0.50	10.13	13.83	6.57	9.47	—	8.67			8.67

Total	$3.94	$3.30	$3.07	$2.91	$3.28	$4.02	$5.04			$4.58

Notes:

(1)	Square feet leased during the quarter.

(2)	First full year rent for square feet produced during the quarter.
The Company believes Annual Cash Rents is a useful measure to investors in analyzing the first year of potential cash flows generated from a lease. Additionally, cash rents are a commonly used measure in the industry and investors are able to compare performance.

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	YTD ’06
Cash Rents	$15.30	$17.14	$17.81	$18.43	$17.27	$17.63	$18.79	$18.26
Concess. and Contract. Rent Incr.	1.58	0.19	0.36	0.23	0.58	0.21	0.33	0.28

Straight Line Rents	$16.89	$17.33	$18.17	$18.66	$17.85	$17.84	$19.12	$18.54

2Q06	- 27 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Office
LEASING EXECUTION — CONSOLIDATED ASSETS

(SF in 000s; $ per SF)	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	YTD ’06
Square Feet (1)
Renewal	166.3	106.0	154.4	168.5	595.2	123.5	207.3			330.8
New	149.9	142.2	162.9	216.0	671.0	272.5	155.3			427.8
Development	3.9	6.2	10.0	4.2	24.4	—	137.1			137.1

Total	320.1	254.5	327.3	388.7	1,290.6	396.0	499.7			895.7

Annual Rent $- Straight Line
Renewal	$17.30	$16.32	$16.94	$18.83	$17.47	$18.31	$18.04			$18.14
New	16.30	17.76	18.66	18.52	17.90	17.78	18.69			18.11
Development	21.93	24.65	29.36	23.39	25.92	—	21.51			21.51

Total	$16.89	$17.33	$18.17	$18.71	$17.85	$17.94	$19.20			$18.64

Annual Rent $- Cash (2)
Renewal	$14.56	$15.91	$16.73	$18.74	$16.55	$17.97	$18.24			$18.14
New	15.95	17.76	18.12	18.23	17.60	17.73	18.54			18.03
Development	21.50	24.00	29.29	26.78	26.24	—	20.76			20.76

Total	$15.30	$17.14	$17.81	$18.54	$17.28	$17.81	$19.03			$18.49

Concession $
Renewal	$0.45	$1.77	$0.94	$0.42	$0.80	$1.77	$2.08			$1.96
New	3.19	5.46	3.24	3.07	3.65	2.88	3.00			2.92
Development	—	5.80	6.95	5.96	5.36	—	7.37			7.37

Total	$1.73	$3.93	$2.27	$1.96	$2.37	$2.53	$3.82			$3.25

TI Committed $
Renewal	$6.28	$4.82	$3.33	$4.66	$4.80	$6.42	$4.43			$5.17
New	13.06	14.03	13.37	13.86	13.60	14.39	19.08			16.09
Development	30.00	30.96	29.17	18.23	27.87	—	28.18			28.18

Total	$9.75	$10.61	$9.12	$9.92	$9.81	$11.90	$15.50			$13.91

Leasing Commissions $
Renewal	$4.41	$1.66	$1.33	$1.39	$2.27	$2.22	$2.02			$2.09
New	3.50	4.23	4.06	4.15	4.00	4.54	6.42			5.22
Development	0.50	10.13	13.83	6.57	9.47	—	8.67			8.67

Total	$3.94	$3.30	$3.07	$2.98	$3.30	$3.82	$5.21			$4.60

Notes:

(1)	Square feet leased during the quarter.

(2)	First full year rent for square feet produced during the quarter.
The Company believes Annual Cash Rents is a useful measure to investors in analyzing the first year of potential cash flows generated from a lease. Additionally, cash rents are a commonly used measure in the industry and investors are able to compare performance.

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	YTD ’06
Cash Rents	$15.30	$17.14	$17.81	$18.54	$17.28	$17.81	$19.03	$18.49
Concess. and Contract. Rent Incr.	1.58	0.19	0.36	0.17	0.57	0.13	0.17	0.15

Straight Line Rents	$16.89	$17.33	$18.17	$18.71	$17.85	$17.94	$19.20	$18.64

2Q06	- 28 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy Summary — Office

		%
Property	Location	Own	SF - 000s	2Q05	3Q05	4Q05	1Q06	2Q06
				Occupancies Weighted for CLP % Owned
Consolidated	31		6,917.4	92.4%	90.8%	91.9%	92.7%	93.4%
Unconsolidated	27		11,910.0	100.0%	85.4%	86.4%	86.9%	87.7%

Subtotal — Current Portfolio	58		18,827.4	92.4%	89.7%	90.8%	91.6%	92.3%

Managed	7		937.3

Total Owned & Managed	65		19,764.7

Occupancy Total Including Sold Assets				92.7%	90.2%	91.3%	92.0%	92.3%

By Property Type (Consolidated & Unconsolidated Assets)
Suburban Office	52		17,888.3	92.8%	90.7%	91.6%	91.8%	92.5%
Central Business District	6		939.2	89.5%	85.5%	87.9%	90.1%	90.6%

Total Division	58		18,827.4	92.6%	89.7%	90.8%	91.6%	92.3%

Same-Property Occupancy
Same-Property Portfolio *	23		4,974.3	94.1%	94.8%	95.0%	95.3%	95.6%

* Same-property portfolio is adjusted historically to reflect the current same-property portfolio.
See page 48 for a complete listing of office properties.

2Q06	- 29 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Office
Exposure By Market — Most Recent Quarter

		CONSOLIDATED			UNCONSOLIDATED			SUBTOTAL			MANAGED		TOTAL
		#	SF	Occy	#	SF	Occy	#	SF	Occy	#	SF	#	SF
Birmingham	AL	6	1,379	94.1%	1	30	100.0%	7	1,409	94.1%	3	454	10	1,863
Huntsville	AL	9	1,592	97.0%				9	1,592	97.0%			9	1,592
Montgomery	AL	2	264	92.2%				2	264	92.2%	1	43	3	308

ALABAMA		17	3,235	95.4%	1	30	100.0%	18	3,265	95.4%	4	497	22	3,763

Jacksonville	FL				3	1,392	96.0%	3	1,392	96.0%			3	1,392
Miami/Ft.Lauderdale	FL	1	236	91.7%	2	795	80.3%	3	1,030	87.9%			3	1,030
Orlando	FL	7	1,697	95.4%	3	1,303	86.1%	10	3,000	94.5%	2	251	12	3,251
Tallahassee	FL				1	836	85.3%	1	836	85.3%			1	836
Tampa/St.Pete.	FL	3	879	90.4%	1	674	88.4%	4	1,553	90.2%			4	1,553

FLORIDA		11	2,811	93.6%	10	5,001	88.1%	21	7,812	92.2%	2	251	23	8,063

Atlanta	GA	1	311	83.0%	8	3,508	87.8%	9	3,819	86.0%	1	188	10	4,007

GEORGIA		1	311	83.0%	8	3,508	87.8%	9	3,819	86.0%	1	188	10	4,007

Rockville	MD				1	155	98.8%	1	155	98.8%			1	155

MARYLAND					1	155	98.8%	1	155	98.8%			1	155

Charlotte	NC	1	202	65.3%	2	710	77.5%	3	913	68.8%			3	913

NORTH CAROLINA		1	202	65.3%	2	710	77.5%	3	913	68.8%			3	913

Memphis	TN				1	532	84.8%	1	532	84.8%			1	532

TENNESSEE					1	532	84.8%	1	532	84.8%			1	532

Austin	TX	1	358	100.0%				1	358	100.0%			1	358
Dallas	TX				2	589	79.9%	2	589	79.9%			2	589
Houston	TX				2	1,385	93.3%	2	1,385	93.3%			2	1,385

TEXAS		1	358	100.0%	4	1,975	89.3%	5	2,332	95.2%			5	2,332

TOTAL		31	6,917	93.4%	27	11,910	87.7%	58	18,827	92.3%	7	937	65	19,764

Note:
Occupancies for unconsolidated properties are weighted according to CLP’s percentage interest.

2Q06	- 30 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Retail
NET OPERATING INCOME (1)

($ in 000s)	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	YTD ’06
Same-Property Portfolio (2)
Divisional Revenues (3)	18,260	17,979	18,033	19,727	73,999	19,048	19,708			38,756
Divisional Expenses	5,127	5,134	5,334	5,303	20,898	5,371	5,327			10,698

Divisional NOI	13,133	12,845	12,699	14,424	53,101	13,677	14,381			28,058

Divisional NOI Margin	71.9%	71.4%	70.4%	73.1%	71.8%	71.8%	73.0%			72.4%

growth (4)	1.3%	1.7%	3.6%	2.0%	2.2%	4.1%	12.0%			8.0%
Same-Property without Terminations
Lease Terminations	—	(2)	—	(121)	(123)	(253)	(941)			(1,194)

Divisional NOI w/o Term	13,133	12,843	12,699	14,303	52,978	13,424	13,440			26,864

growth w/o terminations	2.0%	2.0%	3.9%	1.1%	2.4%	2.2%	4.6%			3.4%

Same-Property growth without the effects of lease terminations is useful to investors as an additional indicator as to the Company’s operating performance because buyouts of commercial leases can fluctuate from quarter to quarter and year to year.

Same-Property — Consolidated Properties
NOI from Unconsolidated Assets	(899)	(898)	(880)	(1,066)	(3,743)	(1,092)	(815)			(1,907)

Divisional NOI — Consolidated	12,234	11,947	11,819	13,358	49,358	12,585	13,566			26,151

growth — consolidated properties	1.1%	1.1%	3.9%	1.5%	1.8%	2.9%	13.5%			8.1%

Total Portfolio
Divisional Revenues (3)	44,410	41,121	36,800	37,129	159,460	28,349	26,830			55,179
Divisional Expenses	13,163	12,648	11,330	10,216	47,357	7,744	7,510			15,254

Divisional NOI	31,247	28,473	25,494	26,913	112,103	20,605	19,320			39,925

Divisional NOI Margin	70.4%	69.2%	69.2%	72.5%	70.3%	72.7%	72.0%			72.4%

growth	14.9%	6.5%	-13.3%	-23.3%	-5.3%	-34.1%	-32.1%			-33.1%

Notes:

(1)	For more information regarding Retail Divisional Revenue, Expenses and NOI refer to Segment Data Summary on page 7.

(2)	The 2005 same-property data reflects results of the 2006 same-property portfolio, as adjusted for dispositions during year.

(3)	Straight-line rents are included.

(4)	The 2005 same-property growth reflects performance of the 2005 same-property portfolio.
SUMMARY BY PROPERTY TYPE (1)

		Total Division			Same-Property
							Increase/(Decrease) from Prior Year Period
		# of Wtd	% of Wtd	% of	# of Wtd	% of Wtd	Current Quarter			Year-to-Date
		SF (000)	SF	NOI	SF (000)	SF	Rev	Exp	NOI	Rev	Exp	NOI
Birmingham	AL	1,770	23.1%	27.0%	1,366	24.4%	15.3%	8.5%	17.7%	10.4%	11.5%	10.0%
Orlando	FL	929	12.1%	11.0%	767	13.7%	9.8%	-3.4%	15.1%	8.5%	-7.2%	15.0%
Dallas	TX	381	5.0%	6.0%	381	6.8%	-6.1%	-4.8%	-6.8%	-8.1%	0.2%	-12.4%
Huntsville	AL	157	2.0%	4.5%	157	2.8%	0.9%	20.8%	-8.5%	10.4%	16.4%	7.6%
Athens	GA	350	4.6%	4.6%	350	6.2%	36.9%	-6.0%	46.5%	36.9%	5.6%	44.0%
Montgomery	AL	499	6.5%	5.7%	499	8.9%	41.8%	7.3%	49.9%	14.4%	10.0%	15.3%
Decatur	AL	495	6.5%	3.9%	—	—	—	—	—	—	—	—
Gainesville	GA	518	6.8%	3.2%	518	9.2%	-2.3%	-1.1%	-3.0%	1.2%	-1.1%	2.6%
Staunton	VA	423	5.5%	2.5%	423	7.5%	-0.6%	12.9%	-8.5%	1.0%	7.0%	-2.9%
Jacksonville	FL	195	2.5%	2.5%	195	3.5%	3.3%	23.4%	-1.6%	0.5%	16.5%	-3.5%
Tampa	FL	176	2.3%	2.1%	176	3.1%	-2.4%	-8.3%	0.2%	-3.0%	-5.2%	-2.0%
Other	AL	1,780	23.2%	27.0%	778	13.9%	3.9%	-0.6%	5.7%	4.2%	-1.4%	6.4%

		7,673	100.0%	100.0%	5,611	100.0%	9.6%	3.8%	12.0%	6.9%	4.3%	8.0%

Notes:

(1)	For more information regarding Retail Divisional Revenue, Expenses and NOI refer to Segment Data Summary on page 7.

2Q06	- 31 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Retail
OPERATIONAL STATISTICS

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	YTD ’06
Base Rent per SF — Straight Line (3)
Same-Property *(1)	$18.55	$18.52	$18.64	$18.69		$18.72	$18.80
change	1.7%	0.1%	1.7%	2.6%		0.9%	1.5%
Total Division *(2)	$20.26	$20.19	$19.73	$19.78		$19.99	$20.23
change	-2.4%	-2.5%	-5.3%	-1.8%		-1.3%	0.2%

Base Rent per SF — Cash *(3)
Same-Property *(1)	$18.36	$18.25	$18.30	$18.47		$18.59	$18.66
change	1.9%	0.9%	1.3%	1.4%		1.3%	2.2%
Total Division *(2)	$20.13	$20.00	$19.48	$19.61		$19.73	$19.96
change	-2.9%	-3.2%	-6.0%	-2.2%		-2.0%	-0.2%
See page 41 for a reconcilition of Base Rent per SF from Cash Rents to Straight Line Rents.

Notes:

(1)	The 2005 same-property data reflects results of the 2006 same-property portfolio, as adjusted for dispositions during year.

(2)	Total division statistics.

(3)	Includes unconsolidated partnerships and joint ventures which the Company manages. Excludes tenants greater than 10,000 sf, percentage of sales tenants, and temporary tenants. Base Rents have been restated to reflect the straight line rent adjustments from the date of acquisition through lease expiration.
CAPEX SUMMARY

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	YTD ’06
Square Feet (in 000s)
Total SF	11,971	11,573	10,524	8,085	10,538	7,507	7,673			7,590
SF — Unconsolidated Assets	(170)	(174)	(215)	(504)	(266)	(578)	(750)			(664)

SF — Consolidated Assets	11,801	11,399	10,309	7,581	10,273	6,929	6,923			6,926

Capital Expenditures ($ in 000s) (1)
Regular Maintenance	$1,456	$2,546	$182	$205	$4,389	$340	$1,258			$1,598
Revenue — Enhancing	414	361	921	561	2,257	192	345			537
Tenant Improvements	850	2,303	3,028	1,585	7,766	1,332	1,704			3,036
Leasing Commissions	279	308	1,756	1,060	3,403	846	478			1,324
Admin — Division	5	135	6	5	151	6	3			9

Total w/o Acquisition — Related	3,003	5,653	5,893	3,416	17,966	2,716	3,788			6,504
Acquisition — Related (2)	43	221	1	151	416	—	—			—
Less: Unconsolidated Assets	18	(955)	(3)	(200)	(1,141)	259	(181)			78

Total — Consolidated Assets	$3,064	$4,918	$5,892	$3,367	$17,241	$2,975	$3,607			$6,582

Capital Expenditures per SF
Regular Maintenance	$0.12	$0.22	$0.02	$0.03	$0.42	$0.05	$0.16			$0.21
Revenue—Enhancing	0.03	0.03	0.09	0.07	0.21	0.03	0.04			0.07
Tenant Improvements	0.07	0.20	0.29	0.20	0.74	0.18	0.22			0.40
Leasing Commissions	0.02	0.03	0.17	0.13	0.32	0.11	0.06			0.17

Total	0.24	0.48	0.57	0.43	1.70	0.36	0.49			0.86

Total — Consolidated Assets	$0.26	$0.43	$0.57	$0.44	$1.68	$0.43	$0.52			$0.95

Notes:

(1)	Capital Expenditures include unconsolidated subsidiary properties. See page 42 for a reconciliation to the consolidated cash flow information.

(2)	Capital spent on recently acquired properties. First year capital has been included in the total investment for purposes of underwriting the acquisition.

2Q06	- 32 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Retail
LEASE EXPIRATION SCHEDULE

	Total Consolidated & Unconsolidated Assets				Consolidated Assets Only
		% of Leased		% of		% of Leased		% of
(SF & $ in 000s)	SF	SF	Rent	Total	SF	SF	Rent	Total
2006	467	4%	$6,673	5%	268	4%	$3,098	5%
2007	1,260	11%	13,793	11%	822	14%	7,130	12%
2008	1,054	9%	11,717	9%	576	10%	6,047	10%
2009	1,209	11%	12,772	10%	536	9%	5,134	8%
2010	1,093	10%	15,360	12%	597	10%	7,031	11%
2011+	6,293	55%	67,768	53%	3,231	54%	32,889	54%

Total Leased SF	11,376		$128,082		6,030		$61,329

TENANT CONCENTRATION

		Total Consolidated & Unconsolidated Assets
			% of Total
(SF in 000s)		SF	Co. Rev
1	The Limited, Inc.	248	0.7%
2	Saks Inc.	512	0.6%
3	Regal Cinemas, Inc.	208	0.5%
4	J.C. Penney Co., Inc.	949	0.4%
5	TJX Companies, Inc.	281	0.4%
6	Wal-Mart Stores, Inc.	626	0.4%
7	Gap Inc.	161	0.4%
8	Belk, Inc.	1,053	0.4%
9	Publix Super Markets, Inc.	229	0.3%
10	Sears, Roebuck & Co.	874	0.3%

Consolidated Assets Only
			% of Total
		SF	Co. Rev
1	Wal-Mart Stores, Inc.	411	0.4%
2	Belk, Inc.	484	0.3%
3	Regal Cinemas, Inc.	125	0.3%
4	Gap Inc.	112	0.2%
5	Publix Super Markets, Inc.	143	0.2%
6	TJX Companies, Inc.	145	0.2%
7	Books-A-Million, Inc.	69	0.2%
8	The Limited, Inc.	62	0.2%
9	Saks Inc.	195	0.1%
10	Bealls, Inc.	120	0.1%

2Q06	- 33 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Retail
LEASING EXECUTION — CONSOLIDATED & UNCONSOLIDATED ASSETS

(SF in 000s; $ per SF)	1Q05	2Q05	3Q05	4Q05	FYE ‘05	1Q06	2Q06	3Q06	4Q06	YTD ‘06
Square Feet (1)
Renewal	88	279	304	277	948	145	476			621
New	47	192	207	183	629	82	373			455
Development	38	25	75	51	189	161	42			203

Total	173	496	586	511	1,765	388	891			1,279

Annual Rent $ — Straight Line
Total	$18.20	$13.74	$13.34	$13.71	$14.04	$17.19	$9.86			$12.08

Annual Rent $ — Cash (2)
Renewal	$15.18	$11.88	$9.81	$10.06	$10.98	$15.94	$8.48			$10.22
New	23.62	14.84	15.81	15.17	15.90	12.70	9.40			10.00
Development	16.68	20.13	19.06	25.90	20.57	19.86	25.87			21.11

Total	$17.80	$13.44	$13.11	$13.46	$13.77	$16.88	$9.69			$11.87

TI Committed $
Renewal	$0.14	$0.04	$0.16	$0.02	$0.08	$0.07	$0.43			$0.35
New	14.53	19.36	33.94	15.56	22.68	15.58	10.04			11.04
Development	44.76	70.18	3.16	16.45	24.04	14.36	67.04			25.32

Total	$13.85	$11.06	$12.47	$7.22	$10.70	$9.27	$7.62			$8.12

Leasing Commissions $
Renewal	$0.63	$0.83	$0.66	$0.46	$0.65	$0.81	$0.43			$0.52
New	5.09	2.68	5.39	4.18	4.19	2.20	2.56			2.50
Development	2.76	3.54	4.86	5.12	4.33	4.32	7.02			4.88

Total	$2.31	$1.68	$2.87	$2.26	$2.30	$2.56	$1.64			$1.92

Notes:

(1)	Square feet leased during the quarter.

(2)	First full year rent for square feet produced during the quarter.
The Company believes Annual Cash Rents is a useful measure to investors in analyzing the first year of potential cash flows generated from a lease. Additionally, cash rents are a commonly used measure in the industry and investors are able to compare performance.

	1Q05	2Q05	3Q05	4Q05	FYE ‘05	1Q06	2Q06	YTD ‘06
Cash Rents	$17.80	$13.44	$13.11	$13.46	$13.77	$16.88	$9.69	$11.87
Concessions and Contr. Rent Incr.	0.39	0.31	0.24	0.26	0.27	0.31	0.17	0.21

Straight Line Rents	$18.20	$13.74	$13.34	$13.71	$14.04	$17.19	$9.86	$12.08

2Q06	- 34 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Retail
LEASING EXECUTION — CONSOLIDATED ASSETS

(SF in 000s; $ per SF)	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	YTD ’06
Square Feet (1)
Renewal	70	275	282	256	883	104	436			540
New	31	196	201	178	605	57	340			397
Development	26	24	26	38	114	38	37			75

Total	127	495	509	472	1,603	199	813			1,012

Annual Rent $— Straight Line
Total	$15.97	$14.11	$12.54	$12.79	$13.37	$15.54	$8.18			$9.64

Annual Rent $— Cash (2)
Renewal	$15.07	$11.67	$9.12	$10.11	$10.67	$14.69	7.16			$8.61
New	17.18	15.92	15.68	14.83	15.58	11.46	7.38			7.97
Development	15.35	20.58	20.75	18.65	18.77	22.35	24.85			23.58

Total	$15.64	$13.78	$12.30	$12.58	$13.11	$15.23	$8.06			$9.48

TI Committed $
Renewal	$—	$0.04	$0.13	$0.02	$0.06	$0.10	$0.28			$0.24
New	8.62	18.98	34.49	15.76	22.65	11.97	7.58			8.21
Development	33.00	85.15	29.72	21.99	39.62	60.27	68.17			64.16

Total	$8.94	$11.69	$15.18	$7.73	$11.41	$15.07	$6.44			$8.14

Leasing Commissions $
Renewal	$0.51	$0.62	$0.49	$0.48	$0.53	$0.69	$0.35			$0.41
New	2.61	3.16	5.20	4.08	4.08	1.96	2.31			2.26
Development	2.08	3.65	3.75	2.51	2.93	5.49	7.25			6.36

Total	$1.34	$1.78	$2.51	$2.00	$2.04	$1.98	$1.48			$1.58

Notes:

(1) Square feet leased during the quarter.

(2) First full year rent for square feet produced during the quarter.

The Company believes Annual Cash Rents is a useful measure to investors in analyzing the first year of potential cash flows generated from a lease. Additionally, cash rents are a commonly used measure in the industry and investors are able to compare performance.

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	YTD ’06
Cash Rents	$15.64	$13.78	$12.30	$12.58	$13.11	$15.23	$8.06	$9.48
Concessions and Contr. Rent Incr.	0.33	0.33	0.24	0.21	0.26	0.31	0.12	0.16

Straight Line Rents	$15.97	$14.11	$12.54	$12.79	$13.37	$15.54	$8.18	$9.64

2Q06	- 35 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy Summary — Retail

		%	Total	Anchor	CLP
Property	Location	Own	SF (000s)	Owned	SF (000s)	2Q05	3Q05	4Q05	1Q06	2Q06
						Occupancies Weighted for CLP % Owned
Consolidated	35		7,893.0	970.0	6,923.0	89.0%	89.7%	90.7%	90.1%	92.0%
Unconsolidated	14		6,020.2	1,368.0	4,652.3	87.5%	88.0%	91.7%	91.3%	91.2%

Subtotal — Current Portfolio	49		13,913.2	2,338.0	11,575.2	89.3%	89.4%	90.7%	90.2%	91.9%

Managed	4		352.3	—	352.3

Total Owned & Managed	53		14,265.5	2,338.0	11,927.5

Sold	14		7,376.1	1,595.2	5,780.9	93.9%	94.6%	99.6%

Occupancy Total Including Sold Assets						91.2%	91.4%	91.6%	90.2%	91.9%

Same-Property Occupancy
Same-Property Portfolio *	31		7,453.4	1,453.1	6,000.4	90.6%	90.4%	91.1%	90.3%	92.6%

*	Same-property portfolio is adjusted historically to reflect the current same-property portfolio.

See page 50 for a complete listing of retail properties.

2Q06	- 36 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Retail
Exposure By Market — Most Recent Quarter

		CONSOLIDATED			UNCONSOLIDATED			SUBTOTAL			MANAGED		TOTAL
		#	SF	Occy	#	SF	Occy	#	SF	Occy	#	SF	#	SF
Birmingham	AL	9	1,753	91.7%	1	165	97.2%	10	1,918	97.1%	2	202	12	2,120
Auburn	AL				1	402	86.2%	1	402	86.2%			1	402
Huntsville	AL	1	495	87.6%	2	398	82.4%	3	894	86.4%	1	68	4	962
Madison	AL										1	82	1	82
Mobile	AL				1	1,000	97.1%	1	1,000	97.1%			1	1,000
Montgomery	AL	5	499	79.9%				5	499	79.9%			5	499
Gulf Shores	AL	1	53					1	53				1	53

ALABAMA		16	2,800	87.2%	5	1,965	88.4%	21	4,765	91.7%	4	352	25	5,117

Orlando	FL	5	929	93.3%				5	929	93.3%			5	929
Tampa	FL	1	176	95.2%				1	176	95.2%			1	176
Ft. Myers	FL				1	79	100.0%	1	79	100.0%			1	79
Deerfield Beach	FL				1	379	98.5%	1	379	98.5%			1	379
Pembroke Pines	FL				2	289	100.0%	2	289	100.0%			2	289
Jacksonville	FL	1	195	84.6%				1	195	84.6%			1	195
Punta Gorda	FL	1	95	98.9%				1	95	98.9%			1	95

FLORIDA		8	1,395	92.7%	4	746	99.2%	12	2,141	93.1%			12	2,141

Columbus	GA	1	103	96.4%				1	103	96.4%			1	103
Brunswick	GA				1	282	88.1%	1	282	88.1%			1	282
Gainesville	GA	1	518	91.7%				1	518	91.7%			1	518
Valdosta	GA				1	362	94.8%	1	362	94.8%			1	362
Athens	GA	1	350	99.5%				1	350	99.5%			1	350

GEORGIA		3	971	95.0%	2	645	91.9%	5	1,616	94.8%			5	1,616

Greensboro	NC	1	102	86.3%				1	102	86.3%			1	102
Yadkinville	NC	1	91	100.0%				1	91	100.0%			1	91
Mount Airy	NC	1	149	93.4%				1	149	93.4%			1	149
Greenville	NC				1	404	95.3%	1	404	95.3%			1	404

NORTH CAROLINA		3	342	93.0%	1	404	95.3%	4	746	93.3%			4	746

Myrtle Beach	SC				1	474	92.6%	1	474	92.6%			1	474

SOUTH CAROLINA					1	474	92.6%	1	474	92.6%			1	474

Knoxville	TN				1	418		1	418				1	418
Chattanooga	TN	1	73	92.2%				1	73	92.2%			1	73

TENNESSEE		1	73	92.2%	1	418		2	492	92.2%			2	492

Dallas	TX	1	381	91.5%				1	381	91.5%			1	381
Houston	TX	2	537	85.4%				2	537	85.4%			2	537

TEXAS		3	918	87.9%				3	918	87.9%			3	918

Staunton	VA	1	423	90.1%				1	423	90.1%			1	423

VIRGINIA		1	423	90.1%				1	423	90.1%			1	423

TOTAL		35	6,923	92.0%	14	4,652	91.2%	49	11,575	91.9%	4	352	53	11,928

Note:

Occupancies for unconsolidated properties are weighted according to CLP’s percentage interest.

2Q06	- 37 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)
RECONCILIATION OF REVENUES

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	YTD ’06
Divisional Total Revenues
Multifamily	38,266	80,255	80,919	80,304	279,744	77,969	77,430			155,399
Office	25,080	29,888	34,307	44,092	133,367	44,422	45,502			89,924
Retail	44,410	41,121	36,800	37,129	159,460	28,349	26,830			55,179

Total Divisional Revenues	107,756	151,264	152,026	161,525	572,571	150,740	149,762			300,502

Less: Unconsolidated Revenues	(4,987)	(5,071)	(5,572)	(14,828)	(30,458)	(16,161)	(16,681)			(32,842)
Discontinued Operations	(22,779)	(26,742)	(22,538)	(18,907)	(90,966)	(13,107)	(9,827)			(22,934)
Construction Revenues	—	—	—	—	—	12,140	7,785			19,925
Unallocated Corporate Rev	1,073	2,361	3,331	4,692	11,458	4,108	4,592			8,700

Cons. Rev, adj -’05 Disc Ops	81,063	121,812	127,247	132,482	462,605	137,720	135,631			273,351

Add: Add’l Disc Ops Rev, post filing	10,707	7,067	9,500	7,936	32,708	8,885	—			—

Total Consol. Rev, per 10-Q / K	91,770	128,879	136,747	140,418	495,313	146,605	135,631			273,351

RECONCILIATION OF EXPENSES

	1Q05	2Q05	3Q05	4Q05	FYE '05	1Q06	2Q06	3Q06	4Q06	YTD '06
Divisional Total Expenses
Multifamily	15,216	32,370	33,519	31,666	112,771	31,263	30,816			62,078
Office	7,821	9,360	11,050	14,861	43,092	15,066	15,847			30,912
Retail	13,163	12,648	11,330	10,216	47,357	7,744	7,510			15,254

Total Divisional Expenses	36,200	54,379	55,899	56,743	203,220	54,073	54,173			108,244

Less: Unconsolidated Expense	(1,910)	(2,057)	(2,255)	(6,250)	(12,398)	(6,127)	(6,685)			(12,803)
Discontinued Operations	(8,630)	(11,116)	(10,838)	(8,931)	(39,515)	(5,686)	(4,450)			(10,135)
Other Expense	(42)	19	(40)	373	380	216	219			435

Total Property Operating Exp	25,618	41,225	42,766	41,935	151,687	42,476	43,257			85,741
Construction Expenses	—	—	—	—	—	11,370	7,657			19,026
General & Administrative Exp	7,261	9,707	11,179	11,497	39,644	11,514	10,767			22,281
Depreciation	21,885	30,841	33,495	35,349	121,569	37,538	35,517			73,055
Amortization	3,292	22,316	20,012	7,200	52,820	7,733	3,706			11,439

Cons. Exp, adj -’05 Disc Ops	58,056	104,088	107,452	95,983	365,720	110,631	100,904			211,543

Add: Add’l Disc Ops Exp,post filing	8,155	10,223	10,975	6,936	23,875	5,830	—			—

Total Consol. Exp, per 10-Q / K	66,211	114,311	118,427	102,919	389,595	116,461	100,904			211,543

RECONCILIATION OF NOI

	1Q05	2Q05	3Q05	4Q05	FYE '05	1Q06	2Q06	3Q06	4Q06	YTD '06
Divisional Total NOI
Multifamily	23,050	47,885	47,400	48,638	166,972	46,706	46,614			93,321
Office	17,259	20,528	23,257	29,231	90,275	29,356	29,655			59,012
Retail	31,247	28,473	25,470	26,913	112,105	20,605	19,320			39,925

Total Divisional NOI	71,556	96,886	96,127	104,782	369,353	96,667	95,589			192,258

Less: Unconsolidated NOI	(3,078)	(3,014)	(3,317)	(8,578)	(17,987)	(10,043)	(9,996)			(20,039)
Discontinued Operations	(14,932)	(16,035)	(11,700)	(9,976)	(51,451)	(7,421)	(5,377)			(12,799)
Unallocated Corporate Rev	1,073	2,361	3,331	4,692	11,457	4,108	4,592			8,700
Construction NOI	—	—	—	—	—	770	128			899
Other Expense	43	(19)	40	(373)	(380)	(216)	(219)			(435)
G&A Expenses	(7,261)	(9,707)	(11,179)	(11,497)	(39,644)	(11,514)	(10,767)			(22,281)
Depreciation	(21,885)	(30,841)	(33,495)	(35,349)	(121,569)	(37,538)	(35,517)			(73,055)
Amortization	(3,292)	(22,316)	(20,012)	(7,200)	(52,820)	(7,733)	(3,706)			(11,439)

Income from Operations	23,007	17,724	19,795	36,501	96,959	27,080	34,727			61,808
Total Other Income (Expense)	(21,801)	(33,139)	(25,021)	63,179	(17,469)	(23,768)	(1,447)			(25,215)

Income from Contin’g Ops (1)	1,206	(15,415)	(5,226)	99,680	79,490	3,312	33,280			36,592

Disc Ops	2,552	(173)	(1,475)	1,000	8,833	3,055	—			—
05 & 06 Disc Ops Other Inc(Exp)	(599)	(1,181)	1,603	(2)	(114)	(2,644)	—			—

Inc from Cont (1), per 10-Q / K	3,159	(16,769)	(5,098)	100,678	88,437	3,723	33,280			36,592

Quarterly NOI from Properties Not Stabilized in that Quarter
Properties in Lease-up or CIP	235	1,850	2,213	436		415	1,093			1,508
Acquisitions	1,698	787	1,339	597		417	696			1,113

Notes:

(1)	Income from Continuing Operations before extraordinary items, minority interest and discontinued operations. Adjustments for additional discontinued operations have restated prior periods in accordance with FAS 144.

2Q06	- 38 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)
NOI FROM DISCONTINUED OPERATIONS
NOI as reported by the Company does not include results from discontinued operations (i.e., assets sold or held for sale as of June 30, 2006).A reconciliation of NOI from properties sold or held for sale to net income for these properties is as follows:

			(dollars in thousands)
			2Q05	YTD '05		2Q06	YTD '06
Income from discontinued operations			$6,791	$15,874		$3,346	$6,589
Interest expense, net			2,348	4,523		874	1,953
Depreciation and amortization expenses			6,359	10,023		1,233	3,793
Other			128	(645)		(76)	464

NOI from discontinued operations			15,626	29,775		5,377	12,799

NOI from assets sold			11,351	21,796		291	2,836
NOI from assets held for sale			4,275	7,979		5,086	9,963

NOI from discontinued operations			$15,626	$29,775		$5,377	$12,799

FUNDS FROM OPERATIONS RECONCILIATION

	1Q05	2Q05	3Q05	4Q05	FYE '05	1Q06	2Q06	3Q06	4Q06	YTD '06
Net Income to Common S/H	$69,905	$7,823	$41,932	$76,346	$197,250	$5,502	$28,495			$33,936
Minority Int. in CRLP (Cont & Disc)	25,974	2,154	11,201	18,494	56,578	1,324	6,674			8,059
Minority Int. in Gain/(Loss) on Sale of Undeprec. Property	—	—	2,880	2,361	5,241	1,133	1,506			2,641

Total	95,879	9,977	56,013	97,201	259,069	7,959	36,675			44,636

Adjustments — Consolidated
Depreciation — Real Estate	25,227	34,658	37,029	38,211	135,121	39,531	36,829			76,360
Amortization — Real Estate	3,587	24,720	22,152	7,569	58,029	7,829	3,758			11,587
’-’:(Gain)/Loss-Sale of Prop, net of Income Tax	(90,336)	(27,530)	(72,183)	(98,577)	(288,621)	(16,532)	(39,297)			(55,829)
’+’:Gain/(Loss)-Undeprec Prop,										—
net of Inc. Tax and MI	937	1,194	2,934	3,004	8,063	2,573	7,052			9,623

Total Adjustments — Cons.	(60,585)	33,042	(10,068)	(49,793)	(87,408)	33,401	8,342			41,741
Adjustments — Unconsolidated
Depreciation — Real Estate	1,173	1,210	1,278	3,826	7,501	3,431	3,979			7,410
Amortization — Real Estate	1	2	1	965	969	1,207	1,673			2,880
’-’:(Gain)/Loss-Sale of Prop	(2,440)	—	115	118	(2,200)	(240)	(960)			(1,200)

Total Adjustments — Uncons.	(1,266)	1,212	1,394	4,909	6,270	4,398	4,692			9,090

Funds from Operations	$34,028	$44,231	$47,339	$52,317	$177,931	$45,758	$49,709			$95,466

EBITDA RECONCILIATION

	1Q05	2Q05	3Q05	4Q05	FYE '05	1Q06	2Q06	3Q06	4Q06	YTD '06
Net Income to Common S/H	$69,905	$7,823	$41,932	$76,346	$197,250	$5,502	$28,495			$33,936
Consolidated
Minority Interest	25,974	2,154	11,201	18,494	56,578	1,324	6,674			8,059
(Inc)/Loss — Uncons. Assets	(2,069)	(184)	24	(1,597)	(3,826)	572	1,433			2,005
Preferred Dividends	5,508	8,044	8,044	8,044	29,640	7,911	7,518			15,429
Preferred Share Issuance Costs	—	—	—	—	—	159	1,924			2,083
Interest Expense	24,878	36,022	35,443	36,150	132,493	32,407	31,341			63,748
Income Tax Expense	210	627	2,777	2,729	6,343	2,578	4,478			7,056
Depreciation & Amortization	30,071	60,920	61,001	47,495	199,487	49,952	41,878			91,830
(Gain)/Loss on Sale (Cont & Disc)	(90,462)	(27,795)	(74,936)	(100,598)	(293,791)	(18,314)	(43,425)			(61,739)
Gain/(Loss)-Undeprec Prop *(1)	1,063	1,459	8,184	7,386	18,092	5,487	12,685			18,172

EBITDA from Consolidated Props	65,078	89,070	93,670	94,449	342,266	87,578	93,001			180,579

Unconsolidated
Reverse: Inc/(Loss) — Uncons.	2,069	184	(24)	1,597	3,826	(572)	(1,433)			(2,005)
Interest Expense	1,587	1,596	1,719	5,299	10,201	5,631	5,965			11,596
Depreciation & Amortization	1,185	1,224	1,251	4,427	8,086	4,639	5,891			10,530
(Gain)/Loss on Sale of Prop	(2,440)	—	115	118	(2,207)	(240)	(960)			(1,200)

EBITDA	$67,479	$92,074	$96,731	$105,890	$362,172	$97,036	$102,464			$199,500

(1)	The Company includes the effects of undepreciated real estate (e.g. land, outparcels and condominium units) in EBITDA, as this is a recurring source of cash.

EBITDA is defined as earnings before interest, taxes, depreciation and amortization (“EBITDA”), including the effects of the Company’s percentage ownership of its unconsolidated partnerships and joint ventures; the calculation also excludes the effects of gains (losses) from depreciated property. The Company believes EBITDA is useful to investors as an indicative measure of operating performance due to the significant long-lived real estate exposure and because it can be used to measure the Company’s ability to service debt, fund capital expenditures and expand its business. However, EBITDA should not be considered an alternative to net income, operating profit, cash flow from operations or any other operating or liquidity performance measure prescribed by GAAP. In addition, EBITDA as calculated by the Company, may not be comparable to similarly titled measures used by other companies. Investors are cautioned that the items adjusted to Net Income to Common Shareholders are significant components in understanding and assessing the Company’s financial performance.

2Q06	- 39 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)
RECONCILIATION OF SEC COVERAGE RATIOS

	2Q05	YTD ’05	2Q06	YTD ’06
Earnings
Net Income (before pfd share)	14,055	90,026	36,124	47,822
Discontinued Operations:
(Income)/Loss from Discontinued Operations	(6,791)	(15,874)	(3,345)	(6,589)
Minority Interest in CRLP	7,215	32,503	2,106	4,375
(Gains)/Losses on Disposal of Discontinued Operations	(26,893)	(118,210)	(9,485)	(18,923)
Minority Interest of Limited Partners	267	492	1,734	2,714
CRLP Min Int. — Common U/H	(5,061)	(6,749)	4,568	3,684
(Gains)/Losses from Sales of Property	(1,183)	(2,082)	(30,770)	(38,104)
Income Tax Expense & Other	352	436	350	1,146
(Income)/Loss from Unconsolidated Entities	(183)	(1,008)	2,477	3,139

	(18,222)	(20,466)	3,759	(736)
Amort of Interest Capitalized	600	1,200	600	1,200
Capitalized Interest	(2,131)	(3,783)	(3,796)	(6,690)
Distrib from Unconsolidated Entities	1,430	2,334	2,877	4,792
Fixed Charges, from below	41,346	70,829	38,479	77,122

Earnings	23,023	50,114	41,919	75,688

Fixed Charges
Interest Expense	36,022	60,900	31,341	63,748
Capitalized Interest	2,131	3,783	3,796	6,690
Amort of Deferred Finan’g Costs	1,380	2,521	1,529	2,951
Distrib to Series B Pfd Unitholders	1,813	3,625	1,813	3,625

Total	41,346	70,829	38,479	77,014

Fixed Charges & Preferred Share Distributions
Add: Distrib-Pfd Share Series B, C, D & E	6,231	9,927	5,705	11,804

Total	47,577	80,756	44,184	88,818

Reconciliation of Supplemental Coverage Ratios

	2Q05	YTD ’05	2Q06	YTD ’06
Interest Coverage Denominator
Interest Expense	36,022	60,900	31,341	63,748
Interest Exp. — Unconsolidated	1,596	3,183	5,965	11,596

Total Interest Expense	37,618	64,083	37,306	75,344

Fixed Charge Denominator
Add: Preferred Dividend Pmts	8,044	13,552	7,518	15,429
Debt Principal Amortization	1,948	3,383	1,467	3,111
Debt Prin Amort — Unconsolidated	160	382	154	334

Total Fixed Charges	47,770	81,400	46,445	94,218

Fixed Charge w/ Capitalized Interest Denominator
Add: Capitalized Interest	2,131	3,783	3,796	6,690

Total Fixed Charges w/ Cap Int	49,901	85,183	50,241	100,908

See page 39 for EBITDA Reconciliation.

2Q06	- 40 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)
Multifamily Scheduled Base Rent per Unit Per Month Reconciliation

	1Q05	2Q05	3Q05	4Q05	1Q06	2Q06	3Q06	4Q06
Same-Property
Scheduled Rent	$808	$805	$807	$812	$819	$823
Less: Vacancy & Concessions *(1)	(150)	(154)	(136)	(145)	(140)	(142)

Rent / Unit — Consolidated Assets	$658	$651	$671	$667	$679	$681

Total Division
Effective Monthly Rent/Unit	686	649	669	692	697	683
Effect of Unconsolidated Assets	(4)	(6)	(15)	(14)	(8)	3

Rent / Unit — Consolidated Assets	$682	$643	$654	$678	$674	$686

To Reconcile to Total Division Rent
Mult by: # of Months in Qtr	3	3	3	3	3	3
Mult by: Avg # of Cons. Units for Pd	15,240	34,900	34,162	33,466	30,612	30,916

Revenue	$31,175	$67,316	$67,033	$68,077	$61,901	$63,606

The Company believes Scheduled Base Rent is useful to investors as a measure of indicated monthly market rents and the maximum potential revenue per unit that is currently achievable. Unconsolidated assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.

Notes:
(1) [Sched base rents less vacancy loss, all concessions (including but not limited to: renewals, move-ins, models, employee units), and bad debts] /sched base rents.
Office Base Rent per SF Reconciliation

	1Q05	2Q05	3Q05	4Q05	1Q06	2Q06	3Q06	4Q06
Same-Property
Cash Rent per SF	$16.30	$16.81	$16.75	$16.71	$16.62	$16.91
Effects of Concessions & Contractual Rent Increases	0.67	0.73	0.51	0.63	0.53	0.60

S-L Rents per SF — Consolidated	$16.97	$17.54	$17.26	$17.34	$17.15	$17.51

Total Division
Cash Rent per SF	$16.90	$17.56	$17.95	$18.35	$18.22	$18.78
Concess. & Contract. Rent Incr.	0.94	0.95	0.88	1.25	1.32	1.13

Straight-Lined Rents per SF	17.84	18.51	18.83	19.60	19.54	19.91

Effect of Unconsolidated Assets	—	—	—	(0.35)	(0.39)	(0.38)

S-L Rents per SF — Consolidated	$17.84	$18.51	$18.83	$19.25	$19.15	$19.53

To Reconcilie to Total Division Rent
Div by: # of Qtrs In Yr	4	4	4	4	4	4
Mult by: Avg Occupied SF — Cons.	5,471	6,095	6,886	7,122	8,953	7,313

Revenue	$24,400	$28,205	$32,421	$34,276	$42,863	$35,707

The Company believes that Cash Rents are a useful alternative measure of performance and a measure of current cash flow generated from a tenant. Unconsolidated assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.
Retail Base Rent per SF Reconciliation from Cash Rents to Straight Line

	1Q05	2Q05	3Q05	4Q05	1Q06	2Q06	3Q06	4Q06
Same-Property
Cash Rent per SF	$18.36	$18.25	$18.30	$18.47	$18.59	$18.66
Effects of Concessions & Contractual Rent Increases	0.19	0.27	0.34	0.22	0.13	0.14

Straight-Line Rent per SF	18.55	18.52	18.64	18.69	18.72	18.80

Effect of Unconsolidated Assets	(1.18)	(1.26)	(1.25)	(1.21)	(1.18)	(1.60)

S-L Rents per SF — Consolidated	$17.37	$17.26	$17.39	$17.48	$17.54	$17.20

Total Division
Cash Rent per SF	$20.13	$20.00	$19.48	$19.61	$19.73	$19.96
Concess. & Contract. Rent Incr.	0.13	0.19	0.25	0.17	0.26	0.27

Straight-Line Rent per SF	20.26	20.19	19.73	19.78	19.99	20.23

Unconsolidated Assets	(0.39)	(0.44)	(0.55)	(1.76)	(2.23)	(2.49)

S-L Rents per SF — Consolidated	$19.87	$19.75	$19.18	$18.02	$17.76	$17.74

To Reconcilie to Total Center Minimum Rent
Less: Effects of Ten>10K	(9.37)	(9.19)	(8.72)	(7.35)	(6.54)	(7.21)

S-L Rents for Centers — Consolidated	10.50	10.56	10.46	10.67	11.22	10.53
Div by: # of Qtrs In Yr	4	4	4	4	4	4
Mult by: Avg Occupied SF — Consolidated	11,058	10,400	9,446	8,514	6,679	6,381

Minimum Rents	$29,020	$27,455	$24,706	$22,708	$18,738	$16,800

The Company believes that Cash Rents are a useful alternative measure of performance and a measure of current cash flow generated from a tenant. Uncons. assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.

2Q06	- 41 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate — Reconciliations
($ in 000s, except per share data)
CAPITAL EXPENDITURES

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	YTD ’06
Regular Maintenance
Multifamily	1,914	2,238	1,863	2,648	8,663	1,819	5,948			7,767
Office	286	235	1,171	1,821	3,513	1,113	1,111			2,224
Retail	1,456	2,546	182	205	4,389	340	1,258			1,598

Total Regular Maintenance	3,655	5,019	3,216	4,674	16,565	3,272	8,317			11,589
Less: Unconsolidated	(523)	(1,035)	(309)	(495)	(2,362)	(751)	(688)			(1,439)

Reg. Maint., Consolidated	3,132	3,984	2,907	4,179	14,203	2,521	7,629			10,150

Revenue-Enhancing
Multifamily	4	16	53	5	78	115	128			243
Office	—	—	—	—	—	—	—			—
Retail	414	361	921	561	2,257	192	345			537

Total Rev-Enhancing	418	377	974	566	2,335	307	473			780
Less: Unconsolidated	—	(2)	—	(1)	(3)	(7)	(32)			(39)

Rev-Enhanc, Consolidated	418	375	974	565	2,332	300	441			741

Administrative
Multifamily	118	343	181	—	642	348	135			483
Office	6	20	49	83	158	37	—			37
Retail	5	135	6	5	151	6	3			9
Corporate	446	186	165	600	1,397	429	513			942

Total Administrative	575	684	401	688	2,348	820	651			1,471
Less: Unconsolidated	—	—	—	—	—	—	—			—

Admin., Consolidated	575	684	401	688	2,348	820	651			1,471

Total Capital Expenditures	4,648	6,081	4,591	5,928	21,248	4,399	9,441			13,840
Less: Unconsolidated	(523)	(1,037)	(309)	(496)	(2,365)	(758)	(720)			(1,478)

Capital Exp., Consolidated	4,125	5,044	4,282	5,432	18,883	3,641	8,721			12,362

Acquisition-Related Capital Exp.	323	3,382	8,072	11,808	23,585	70	18			88

See Note Under Investment Activity, page 16.

TENANT IMPROVEMENTS & LEASING COMMISSIONS

Tenant Improvements
Multifamily	—	—	—	—	—	—	—			—
Office	3,672	4,347	4,097	5,036	17,152	4,449	5,695			10,144
Retail	850	2,303	3,028	1,585	7,766	1,332	1,704			3,036

Total Tenant Improvements	4,522	6,650	7,125	6,621	24,918	5,781	7,399			13,180
Less: Unconsolidated	—	(433)	(72)	(151)	(656)	(740)	(779)			(1,519)
Add: TI — Developments	1,742	319	161	889	3,111	2,431	54			2,485

Consolidated	6,264	6,536	7,214	7,359	27,373	7,472	6,674			14,146

Leasing Commissions
Multifamily	—	—	—	—	—	—	—			—
Office	1,675	1,869	841	1,645	6,030	2,561	839			3,400
Retail	279	308	1,756	1,060	3,403	846	478			1,324

Total Leasing Comissions	1,954	2,177	2,597	2,705	9,433	3,407	1,317			4,724
Less: Unconsolidated	—	—	—	—	—	(1,060)	(166)			(1,226)

Consolidated	1,954	2,177	2,597	2,705	9,433	2,347	1,151			3,498

See Note Under Investment Activity, page 16.

2Q06	- 42 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate — Reconciliations
($ in 000s, except per share data)
NET INCOME TO COMMON SHAREHOLDERS

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	YTD ’06
Net Income to Common S/H	$69,905	$7,823	$41,932	$76,346	$197,250	$5,502	$28,495			$33,935

Earnings per Share
- Basic	$2.51	$0.20	$1.04	$1.71	$5.18	$0.12	$0.63			$0.75
growth	402.0%	-15.9%	483.3%	216.7%	252.4%	-95.2%	215.0%			-72.3%

- Diluted	$2.51	$0.20	$1.04	$1.69	$5.13	$0.12	$0.62			$0.74
growth	402.0%	-15.0%	483.3%	213.0%	253.8%	-95.2%	210.0%			-72.7%
FFO PER SHARE

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	YTD ’06
Funds from Operations	$34,028	$44,231	$47,339	$52,317	$177,931	$45,758	$49,709			$95,466

- Basic	$0.89	$0.88	$0.93	$0.94	$3.65	$0.82	$0.89			$1.71
growth	1.9%	0.9%	6.8%	-10.9%	-0.7%	-8.1%	0.5%			-3.8%

- Diluted	$0.89	$0.88	$0.93	$0.93	$3.62	$0.82	$0.88			$1.69
growth	3.0%	1.7%	7.8%	-10.8%	-0.6%	-8.1%	-0.3%			-4.6%
See page 39 for a reconciliation of Net Income to Common S/H to Funds from Operations.
Pursuant to the definition of Funds from Operations (“FFO”) adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), FFO is calculated by adjusting net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis.
The Company believes that FFO is useful to investors because it provides an additional indicator of the Company’s financial and operating performance. This is because, by excluding the effect of real estate depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO can facilitate comparison of operating performance among equity REITs. FFO is a widely recognized measure in the Company’s industry. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net cash flows from operating activities (determined in accordance with GAAP), as a measure of our liquidity, or as an indicator of our ability to make cash distributions.
DIVIDEND SUMMARY

	1Q05	2Q05	3Q05	4Q05	FYE ’05	1Q06	2Q06	3Q06	4Q06	YTD ’06
Price per Share (End of Period)	$38.41	$44.00	$44.48	$41.98		$50.13	$49.40
Dividend Per Share	$0.675	$0.675	$0.675	$0.675	$2.700	$0.680	$0.680			$1.360
Dividend Yield (End of Period)	7.0%	6.1%	6.1%	6.4%		5.4%	5.5%

Payout
Dividend/EPS — Diluted	26.9%	337.5%	64.9%	39.9%	52.6%	566.7%	109.7%			183.8%
Dividend/FFO — Diluted	75.7%	76.7%	73.0%	72.4%	74.7%	83.0%	77.4%			80.4%
See page 39 for a reconciliation of Net Income to Common S/H to Funds from Operations. Dividend/FFO - Diluted is useful to investors as an additional measure to determine the Company’s ability to pay its dividend.

2Q06	- 43 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Portfolio Occupancy Listing

			%	Total
Property	Location		Own	Units	SF (000s)	2Q05	3Q05	4Q05	1Q06	2Q06	S-P
CONSOLIDATED PROPERTIES

Ashley Park	Richmond	VA	100%	272	208.1	95.6%	100.0%	97.4%	93.4%	91.5%	S
Autumn Park	Greensboro	NC	100%	402	395.2		98.5%	92.8%	94.0%	91.5%	S
Beacon Hill	Charlotte	NC	100%	349	256.2	97.4%	96.6%	93.7%	94.0%	94.0%	S
Brookfield	Dallas	TX	100%	232	165.6	94.8%	91.8%	89.2%	98.3%	93.1%	S
Cape Landing	Myrtle Beach	SC	100%	288	268.7	98.6%	99.3%	91.0%	97.2%	98.3%	S
CG at Arringdon	Raleigh	NC	100%	320	336.0	99.1%	96.9%	95.0%	95.0%	97.5%	S
CG at Barrett Creek	Atlanta	GA	100%	332	309.5		97.0%	94.3%	97.6%	95.5%
CG at Bear Creek	Fort Worth	TX	100%	436	395.0		94.3%	95.2%	95.4%	93.8%
CG at Bellevue	Nashville	TN	100%	349	345.0			94.6%	91.7%	95.4%
CG at Berkeley Lake	Atlanta	GA	100%	180	243.9	95.6%	96.7%	96.1%	96.7%	96.1%	S
CG at Beverly Crest	Charlotte	NC	100%	300	278.7	96.3%	96.3%	97.0%	96.3%	94.3%	S
CG at Crabtree Valley	Raleigh	NC	100%	210	209.7			94.8%	96.2%	92.4%
CG at Edgewater	Huntsville	Al	100%	500	541.7	97.0%	97.0%	96.2%	98.6%	96.8%	S
CG at Enclave	Atlanta	GA	100%	200	296.0	96.0%	96.0%	94.5%	93.5%	94.5%	S
CG at Galleria	Birmingham	AL	100%	1,080	1,195.2	99.3%	97.3%	94.8%	95.2%	97.3%	S
CG at Hammocks	Savannah	GA	100%	308	323.7	91.2%	95.5%	97.4%	95.5%	92.9%	S
CG at Heather Glen	Orlando	FL	100%	448	524.1	99.1%	99.3%	98.7%	100.0%	99.1%	S
CG at Heathrow	Orlando	FL	100%	312	370.0	99.4%	99.4%	100.0%	99.7%	96.5%	S
CG at Hunter’s Creek	Orlando	FL	100%	496	624.5	99.4%	98.4%	96.4%	97.0%	97.4%	S
CG at Lakewood Ranch	Sarasota	FL	100%	288	301.7	97.9%	99.3%	99.0%	97.9%	97.9%	S
CG at Legacy Park	Charlotte	NC	100%	288	289.2	96.2%	95.1%	94.1%	96.5%	96.2%	S
CG at Liberty Park	Birmingham	AL	100%	300	338.7	96.7%	100.0%	96.3%	96.7%	97.7%	S
CG at Madison	Huntsville	AL	100%	336	354.6	95.8%	97.6%	94.3%	98.5%	96.4%	S
CG at Mallard Creek	Charlotte	NC	100%	252	232.8			98.4%	96.4%	96.4%
CG at Mallard Lake	Charlotte	NC	100%	302	300.8			93.4%	95.7%	93.0%
CG at McDaniel Farm	Atlanta	GA	100%	424	456.8					95.0%
CG at McGinnis Ferry	Atlanta	GA	100%	434	516.0	97.7%	98.8%	96.3%	97.7%	96.3%	S
CG at Mount Vernon	Atlanta	GA	100%	213	257.2	99.5%	99.1%	97.2%	98.1%	98.6%	S
CG at Natchez Trace	Jackson	MS	100%	328	342.8	98.8%	99.7%	97.9%	95.1%	98.5%	S
CG at Patterson Place	Raleigh	NC	100%	252	238.7	99.2%	94.8%	96.0%	96.0%	96.0%	S
CG at Promenade	Montgomery	AL	100%	384	424.4	94.3%	100.0%	96.4%	95.8%	88.8%	S
CG at Quarterdeck	Charleston	SC	100%	230	187.0	94.8%	99.6%	95.7%	97.4%	98.3%	S
CG at River Oaks	Atlanta	GA	100%	216	276.2	97.7%	97.7%	94.4%	93.5%	100.0%	S
CG at River Plantation	Atlanta	GA	100%	232	311.0	96.6%	97.8%	93.5%	93.5%	99.6%	S
CG at Riverchase	Birmingham	AL	100%	468	745.8	97.2%	99.6%	95.7%	97.9%	97.0%	S
CG at Round Rock	Austin	TX	100%	256	164.9				LU	LU
CG at Seven Oaks	Tampa	FL	100%	318	304.5	97.5%	96.9%	94.3%	100.0%	99.1%	S
CG at Shelby Farms	Memphis	TN	100%	296	318.3			94.6%	95.9%	97.3%
CG at Silverado Reserve	Austin	TX	100%	256	185.3				LU	LU
CG at Sugarloaf	Atlanta	GA	100%	250	329.6	97.6%	94.4%	90.4%	99.6%	94.4%	S
CG at The Reservoir	Jackson	MS	100%	170	195.6	97.1%	99.4%	100.0%	97.6%	98.2%	S
CG at TownPark	Orlando	FL	100%	456	584.7	99.1%	99.1%	98.0%	97.1%	93.4%	S
CG at TownPark Reserve	Orlando	FL	100%	80	65.8	100.0%	100.0%	100.0%	100.0%	100.0%	S
CG at Trinity Commons	Raleigh	NC	100%	462	440.3	94.8%	97.0%	97.0%	94.2%	91.6%	S
CG at Valley Ranch	Dallas	TX	100%	396	462.1	98.7%	99.0%	98.2%	97.2%	97.0%	S
CG at Wilmington	Wilmington	NC	100%	390	352.2	97.9%	98.2%	95.9%	93.3%	98.2%	S
Clarion Crossing	Raleigh	NC	100%	260	208.8	95.4%	96.5%	95.0%	95.4%	93.5%	S
Cottonwood Crossing	Fort Worth	TX	100%	200	150.2	95.0%	97.5%	92.5%	93.0%	93.5%	S
CV at Ashford Place	Mobile	AL	100%	168	139.1	96.4%	97.0%	98.2%	99.4%	98.8%	S
CV at Bear Creek	Fort Worth	TX	100%	120	90.6	97.5%	97.5%	98.3%	97.5%	97.5%	S
CV at Bedford	Fort Worth	TX	100%	238	154.0	95.0%	96.6%	96.6%	97.1%	95.0%	S
CV at Canyon Hills	Austin	TX	100%	229	183.0	99.1%	97.8%	99.6%	99.6%	98.7%	S
CV at Chancellor Park	Charlotte	NC	100%	340	326.4					87.1%
CV at Charleston Place	Charlotte	NC	100%	214	172.5	96.7%	93.5%	94.4%	96.7%	97.7%	S
CV at Chase Gayton	Richmond	VA	100%	328	311.3	99.4%	96.3%	95.7%	94.5%	95.1%	S
CV at Deerfield	Raleigh	NC	100%	204	181.2	92.2%	99.0%	90.2%	94.1%	94.6%	S

2Q06	- 44 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Portfolio Occupancy Listing

			%	Total
Property	Location		Own	Units	SF (000s)	2Q05	3Q05	4Q05	1Q06	2Q06	S-P
CV at Greenbrier	Richmond	VA	100%	258	219.6	98.8%	97.7%	97.7%	96.5%	98.8%	S
CV at Greentree	Savannah	GA	100%	194	165.3	93.3%	96.4%	99.0%	98.5%	97.4%	S
CV at Greystone	Charlotte	NC	100%	408	378.2	95.3%	94.4%	93.4%	96.8%	93.4%	S
CV at Hampton Glen	Richmond	VA	100%	232	182.8	97.8%	98.3%	96.1%	97.0%	97.0%	S
CV at Hampton Pointe	Charleston	SC	100%	304	314.6	96.4%	95.4%	93.1%	96.1%	98.0%	S
CV at Harbour Club	Norfolk	VA	100%	214	174.0	100.0%	98.6%	97.7%	95.3%	98.6%	S
CV at Haverhill	San Antonio	TX	100%	322	326.9	95.0%	96.9%	95.7%	97.8%	97.5%	S
CV at Highland Hills	Raleigh	NC	100%	264	264.0	94.7%	90.9%	94.7%	92.4%	87.9%	S
CV at Huntington	Savannah	GA	100%	147	119.5	95.2%	98.0%	96.6%	98.0%	98.0%	S
CV at Huntleigh Woods	Mobile	AL	100%	233	199.1	95.7%	99.1%	99.1%	99.1%	97.0%	S
CV at Inverness	Birmingham	AL	100%	586	551.6	96.6%	98.8%	93.3%	93.3%	98.1%	S
CV at Main Park	Dallas	TX	100%	192	180.3	96.4%	97.4%	92.7%	97.9%	93.2%	S
CV at Marsh Cove	Savannah	GA	100%	188	198.0	83.0%	93.1%	92.0%	98.4%	100.0%	S
CV at Meadow Creek	Charlotte	NC	100%	250	215.0	93.6%	95.2%	92.0%	94.4%	96.0%	S
CV at Mill Creek	Greensboro	NC	100%	220	197.3	96.8%	98.2%	91.4%	96.4%	95.0%	S
CV at North Arlington	Fort Worth	TX	100%	240	190.6	93.8%	95.4%	95.8%	93.8%	95.0%	S
CV at Pear Ridge	Dallas	TX	100%	242	187.3	98.3%	98.8%	93.0%	97.9%	97.5%	S
CV at Pinnacle Ridge	Asheville	NC	100%	166	148.7	97.0%	98.8%	97.0%	99.4%	97.6%	S
CV at Poplar Place	Atlanta	GA	100%	324	269.4	94.8%	95.7%	92.6%	99.1%	96.9%	S
CV at Quarry Oaks	Austin	TX	100%	533	459.8	95.3%	95.7%	93.6%	94.4%	95.3%	S
CV at Regency Place	Raleigh	NC	100%	180	151.2	97.2%	95.0%	95.0%	93.3%	95.6%	S
CV at Remington Hills at Las Colinas	Dallas	TX	100%	362	346.4	93.6%	98.6%	93.6%	92.0%	98.1%	S
CV at Research Park	Huntsville	AL	100%	736	809.3	96.9%	97.1%	99.3%	97.1%	96.9%	S
CV at Shoal Creek	Dallas	TX	100%	408	388.4					95.6%
CV at Sierra Vista	Austin	TX	100%	232	204.4	96.6%	98.7%	94.0%	95.7%	100.0%	S
CV at Silverado I	Austin	TX	100%	238	239.0	LU	97.5%	93.3%	94.1%	96.6%
CV at South Tryon	Charlotte	NC	100%	216	236.1	94.0%	96.8%	98.6%	96.8%	98.1%	S
CV at Spring Lake	Atlanta	GA	100%	188	189.7	93.1%	96.8%	94.7%	97.3%	95.2%	S
CV at Stone Point	Charlotte	NC	100%	192	162.8	99.5%	97.9%	93.8%	95.3%	99.5%	S
CV at Timber Crest	Charlotte	NC	100%	282	277.2	96.1%	95.4%	94.0%	94.7%	97.5%	S
CV at Timothy Woods	Athens	GA	100%	204	211.4	92.6%	96.1%	95.6%	96.6%	95.6%	S
CV at Tradewinds	Norfolk	VA	100%	284	264.1	98.6%	97.9%	95.4%	97.9%	96.1%	S
CV at Trussville	Birmingham	AL	100%	376	410.3	94.4%	98.1%	93.6%	98.1%	96.5%	S
CV at Twin Lakes	Orlando	FL	100%	460	418.1	LU	99.3%	97.4%	98.9%	96.5%
CV at Waterford	Richmond	VA	100%	312	310.4	99.7%	99.0%	96.5%	95.2%	95.2%	S
CV at Waters Edge	Charleston	SC	100%	204	187.3	96.6%	96.6%	92.6%	96.1%	96.1%	S
CV at Westchase	Charleston	SC	100%	352	248.5	98.9%	93.2%	94.9%	96.9%	98.0%	S
CV at Willow Creek	Dallas	TX	100%	478	426.9					94.8%
CV at Windsor Place	Charleston	SC	100%	224	213.5	91.1%	92.0%	92.9%	95.5%	97.3%	S
Glen Eagles I & II	Greensboro	NC	100%	310	303.2	94.8%	94.8%	90.0%	95.2%	94.5%	S
Grayson Square I & II	Fort Worth	TX	100%	450	380.5	95.6%	95.3%	95.8%	97.8%	95.8%	S
Heatherwood	Charlotte	NC	100%	476	564.5	93.9%	95.2%	91.6%	92.0%	91.0%	S
Mayflower Seaside	Norfolk	VA	100%	265	183.6	99.6%	100.0%	95.8%	97.4%	97.0%	S
Paces Cove	Dallas	TX	100%	328	219.8	93.9%	97.9%	100.0%	94.2%	97.0%	S
Paces Point	Dallas	TX	100%	300	228.6	93.7%	92.7%	95.3%	97.7%	95.7%	S
Parkside at Woodlake	Raleigh	NC	100%	266	230.1	92.9%	95.5%	91.0%	96.2%	98.1%	S
Summer Tree	Dallas	TX	100%	232	133.4	97.0%	95.3%	94.4%	94.8%	97.4%	S
The Gables	Richmond	VA	100%	224	156.8	97.8%	99.6%	98.2%	96.4%	94.6%	S
Trolley Square East & West	Richmond	VA	100%	328	191.4	86.3%	97.9%	97.9%	99.1%	89.9%	S
Trophy Chase I & II	Charlottesville	VA	100%	425	341.3	96.0%	93.2%	95.1%	95.3%	94.1%	S

TOTAL CONSOLIDATED**	106			32,641	31,750.7	96.3%	97.0%	95.3%	96.2%	95.9%

2Q06	- 45 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Portfolio Occupancy Listing

			%	Total
Property	Location		Own	Units	SF (000s)	2Q05	3Q05	4Q05	1Q06	2Q06	S-P
UNCONSOLIDATED PROPERTIES

Arabian Trails	Phoenix	AZ	20%	384	347.2	96.4%	98.4%	97.1%	97.7%	98.2%
Casas Lindas	Tuscon	AZ	24%	144	160.6	97.2%	97.2%	95.1%	100.0%	100.0%
CG at Brentwood	Nashville	TN	25%	254	242.2	98.4%	99.2%	95.3%	96.1%	98.4%
CG at Huntcliff Village	Atlanta	GA	20%	358	364.6				97.2%	96.4%
CG at Mountain Brook	Birmingham	AL	15%	392	392.7	95.7%	99.5%	94.4%	98.7%	95.9%
CG at Research Park (Durham)	Raleigh	NC	20%	370	384.0		95.7%	91.9%	91.9%	91.6%
CMS Bayshore Associates, LP	Sarasota	FL	25%	376	368.9	98.1%	98.1%	98.9%	99.2%	97.1%
CMS Palma Sola Assoc, LP	Sarasota	FL	25%	340	291.8	98.2%	98.8%	97.4%	99.7%	97.6%
Colonia del Rio	Tuscon	AZ	24%	176	177.9	97.2%	97.7%	96.0%	94.9%	98.3%
Colony Woods	Birmingham	AL	10%	414	450.7	96.4%	97.3%	93.7%	94.0%	94.2%
Cunningham	Austin	TX	20%	280	257.3	95.4%	98.6%	90.0%	98.2%	97.9%
CV at Hendersonville	Nashville	TN	25%	364	250.4	98.1%	96.4%	92.3%	93.4%	97.8%
CV at Matthews	Charlotte	NC	25%	270	255.7				94.1%	97.8%
CV at Rocky Ridge	Birmingham	AL	15%	226	258.9	97.3%	98.7%	95.1%	98.2%	92.5%
Desert Lakes	Las Vegas	NV	24%	184	188.4	97.8%	97.8%	94.0%	96.2%	97.8%
Fairway Crossing	Phoenix	AZ	24%	310	303.2	95.8%	96.5%	94.2%	95.2%	97.1%
Hacienda del Rio	Tuscon	AZ	24%	248	152.5	98.4%	98.4%	97.6%	97.6%	98.0%
La Entrada	Phoenix	AZ	20%	130	112.8	97.7%	99.2%	98.5%	98.5%	97.7%
Madison at Shoal Run	Birmingham	AL	10%	276	249.3	98.6%	100.0%	97.5%	95.7%	96.7%
Meadows at Brook Highland	Birmingham	AL	10%	400	465.6	97.5%	97.5%	96.5%	95.8%	93.8%
Merritt at Godley Station	Savannah	GA	35%	312	337.3	LU	LU	LU	98.7%	97.8%
Pinnacle Estates	Albuquerque	NM	24%	294	313.4	96.3%	95.9%	93.5%	94.9%	95.2%
Pinnacle Flamingo West	Las Vegas	NV	24%	324	320.4	98.1%	95.7%	96.9%	93.8%	96.3%
Pinnacle Heights	Tuscon	AZ	24%	310	339.4	94.5%	97.4%	97.1%	98.4%	98.4%
Pinnacle High Desert	Albuquerque	NM	24%	430	478.0	94.7%	98.8%	95.6%	94.7%	96.5%
Pinnacle High Resort	Albuquerque	NM	24%	301	322.8	95.7%	95.0%	93.7%	94.4%	96.3%
Posada del Este	Phoenix	AZ	24%	148	128.9	97.3%	98.0%	98.0%	95.9%	94.6%
Springhill	Tuscon	AZ	24%	224	175.5	93.3%	96.9%	97.8%	97.8%	98.2%
Stone Ridge	Columbia	SC	10%	191	196.2	LU	93.7%	92.7%	85.3%	81.2%
Talavera	Las Vegas	NV	24%	350	353.7	95.7%	96.9%	96.0%	94.0%	98.6%
The Arbors at Windsor Lake	Columbia	SC	10%	228	216.2	96.1%	96.1%	93.4%	96.9%	98.2%
The Grove at Riverchase	Birmingham	AL	20%	345	344.6		92.8%	95.7%	94.8%	95.9%

TOTAL UNCONSOLIDATED	32			9,353	9,201.1
UNCONSOLIDATED WTD FOR CLP % OWNED				1,938	1,891.4	96.7%	97.3%	95.4%	96.1%	96.7%

PROPERTIES SOLD

Arbor Trace	Norfolk	VA	100%	148	125.8	98.6%	97.3%	96.6%	98.6%
CG at Barrington	Macon	GA	15%	176	191.9	96.0%	96.0%	98.9%
CG at Inverness Lakes	Mobile	AL	15%	312	329.9	90.7%	89.1%	92.0%
CG at Metrowest***	Orlando	FL	100%	311	313.5	98.7%	99.0%	96.8%
CG at Whitemarsh	Savannah	GA	100%	352	347.7	LU	LU	92.9%
Copper Crossing	Fort Worth	TX	100%	400	295.6	95.2%	92.8%	91.0%
Coventry Green	Charleston	SC	0%	256	0.0	88.7%
Cutters Point	Dallas	TX	100%	196	198.0	95.9%	97.4%
CV at Caledon Wood	Greenville	SC	100%	350	348.3	99.4%	96.9%	97.7%
CV at Estrada	Dallas	TX	100%	248	191.2	96.0%	96.4%	97.2%

2Q06	- 46 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Portfolio Occupancy Listing

			%	Total
Property	Location		Own	Units	SF (000s)	2Q05	3Q05	4Q05	1Q06	2Q06	S-P
CV at Hillwood	Montgomery	AL	15%	160	150.9	100.0%	100.0%	100.0%
CV at Inverness Lakes	Mobile	AL	15%	186	176.5	96.2%	97.8%	100.0%
CV at Paces Glen	Charlotte	NC	100%	172	156.0	97.1%	95.3%	89.5%
CV at Remington Place	Raleigh	NC	100%	136	149.3	97.1%	97.8%	97.1%
CV at Stockbridge	Atlanta	GA	15%	240	253.2	96.2%	95.4%	95.8%
CV at Stone Brook	Atlanta	GA	100%	188	176.2	94.7%	95.7%	87.2%
Cypress Cove at Suntree	Melbourne	FL	10%	326	334.7		95.1%
Cypress Crossing ***	Orlando	FL	100%	250	314.6	100.0%	98.0%	98.4%	95.2%
Eagle Crest	Dallas	TX	100%	484	429.3	92.8%	90.9%
Merritt at James Island***	Charleston	SC	100%	230	236.0	97.8%	97.4%	92.6%
Rancho Viejo	Phoenix	AZ	20%	266	207.4	89.5%	95.5%	98.5%	97.4%
Sierra Ridge	San Antonio	TX	100%	230	172.7	96.5%	92.6%
Silverbrook I & II	Fort Worth	TX	100%	642	523.4	96.0%	91.7%
Summerwalk	Charlotte	NC	100%	160	154.1	98.1%	96.9%	98.1%
The Arbors on Forest Ridge	Fort Worth	TX	100%	210	168.8	95.2%	96.7%
The Landing	Raleigh	NC	100%	200	192.0	98.5%	95.5%
The Meadows I, II, & III	Asheville	NC	100%	392	404.9	91.6%	95.4%	94.4%
The Meridian	Austin	TX	100%	200	148.2	95.5%	95.0%
The Timbers	Raleigh	NC	100%	176	131.1	95.5%	92.6%	93.2%
The Trestles	Raleigh	NC	100%	280	217.3	96.8%	97.1%	95.7%
Timberglen	Dallas	TX	100%	304	221.3	95.7%	94.4%
Toscana	Dallas	TX	100%	192	115.4	97.9%	91.7%

TOTAL SOLD	32			8,373	7,375.2	96.1%	95.0%	90.2%	96.6%

THIRD-PARTY MANAGED PROPERTIES
CMS Monte D’oro, LLC	Birmingham	AL	0%	200	295.8
CMS Rivermont	Nashville	TN	0%	106	115.3
Evergreen Terrace	Phoenix	AZ	0%	185	128.9
Hawthorn Groves	Orlando	FL	0%	328	344.4
Hawthorne Village	Daytona Beach	FL	0%	378	414.1						LU
PH Coursey Place	Baton Rouge	LA	0%	352	344.3
PH Harbour View	Chattanooga	TN	0%	308	323.4
PH Rocky Ridge	Atlanta	GA	0%	300	347.1
Preserve at Godley Station I	Savannah	GA	0%	380	404.2
Summit Place	Charleston	SC	0%	226	200.0

TOTAL MANAGED	10			2,763	2,917.6

Notes:
CG = Colonial Grand Apartments, Class A; CV = Colonial Village Apartments, Class B
LU = Properties in lease-up; these properties are not included in occupancies for Subtotals or Summary Categories.
S = Current year same-property portfolio: property has been in service for a full calendar year. Partial-owned properties are not included.
*** Properties that are being converted to condominiums.

2Q06	- 47 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Office Portfolio Occupancy Listing

			%
Property	Location		Own	SF - 000s (1)	2Q05	3Q05	4Q05	1Q06	2Q06	S-P
CONSOLIDATED PROPERTIES

250 Commerce Center	Montgomery	AL		37.4	97.1%	97.1%	97.1%	97.1%	97.1%	S
901 Maitland	Orlando	FL		155.7	81.1%	76.5%	76.5%	63.2%	66.1%	S
AmSouth Center	Huntsville	AL		154.5	94.2%	95.6%	96.9%	96.0%	95.4%	S
Colonial Bank Centre	Miami	FL		235.5	78.3%	80.1%	86.0%	90.5%	91.7%
Colonal Center at Colonnade	Birmingham	AL		419.3	100.0%	99.8%	99.7%	99.6%	97.7%	S
Colonial Center 100 at TownPark	Orlando	FL		153.6	100.0%	100.0%	100.0%	100.0%	98.6%	S
Colonial Center 200 at TownPark	Orlando	FL		155.2	100.0%	100.0%	100.0%	100.0%	100.0%	S
Colonial Center 600 at TownPark	Orlando	FL		199.6	100.0%	100.0%	100.0%	100.0%	100.0%	S
Colonial Center at Bayside	Tampa	FL		213.8	52.9%	54.0%	72.3%	69.7%	70.6%
Colonial Center Blue Lake	Birmingham	AL		166.7	99.5%	100.0%	98.3%	99.1%	99.1%	S
Colonial Center Heathrow	Orlando	FL		807.1	86.9%	90.9%	92.1%	92.4%	97.9%	S
Colonial Center Heathrow 1001	Orlando	FL		192.2		95.0%	95.0%	95.0%	97.0%
Colonial Center Lakeside	Huntsville	AL		122.2	100.0%	98.9%	100.0%	100.0%	97.4%	S
Colonial Center at Research Park	Huntsville	AL		133.5	94.8%	94.8%	74.6%	93.7%	93.7%	S
Colonial Center at Research Place	Huntsville	AL		272.6	100.0%	100.0%	100.0%	100.0%	98.0%	S
Colonial Place I and II	Tampa	FL		371.0	92.4%	89.3%	89.9%	92.6%	96.1%
Colonial Plaza	Birmingham	AL		170.9	98.4%	96.0%	96.3%	96.3%	96.3%	S
Colonial TownPark Office — Lifestyle	Orlando	FL		33.4	LU	100.0%	100.0%	100.0%	100.0%	S
Concourse Center	Tampa	FL		294.3	83.6%	83.8%	83.4%	94.7%	97.6%	S
DRS Building	Huntsville	AL		215.5	100.0%	100.0%	100.0%	100.0%	100.0%	S
Esplanade	Charlotte	NC		202.2		41.1%	45.8%	55.9%	65.3%
Independence Plaza	Birmingham	AL		106.2	98.6%	98.6%	99.7%	99.7%	99.7%	S
International Park	Birmingham	AL		211.0	99.3%	99.3%	99.3%	98.1%	99.3%	S
Interstate Park	Montgomery	AL		227.0	97.7%	90.3%	89.8%	89.6%	91.4%	S
The Peachtree	Atlanta	GA		310.8		75.2%	76.9%	82.2%	83.0%
Perimeter Corporate Park	Huntsville	AL		234.9	82.5%	84.2%	92.6%	88.9%	94.9%	S
Progress Center	Huntsville	AL		222.0	95.1%	100.0%	100.0%	95.2%	100.0%	S
Research Park Office Center	Huntsville	AL		176.6	97.6%	98.2%	100.0%	100.0%	100.0%	S
Research Park Office Center #4	Huntsville	AL		59.9	100.0%	100.0%	100.0%	100.0%	81.4%
Research Park Plaza III and IV	Austin	TX		357.7	100.0%	100.0%	100.0%	100.0%	100.0%
Riverchase Center	Birmingham	AL		305.2	92.9%	96.4%	97.8%	96.6%	79.7%	S

TOTAL CONSOLIDATED	31			6,917.4	92.4%	90.8%	91.9%	92.7%	93.4%

UNCONSOLIDATED PROPERTIES

Atlanta Chamblee (2)	Atlanta	GA	15%	1,129.6		91.3%	92.9%	93.4%	94.3%
Atlanta Perimeter (2)	Atlanta	GA	15%	181.9		83.0%	83.0%	86.8%	86.8%
Atlantic Center Plaza (2)	Atlanta	GA	15%	501.2		88.9%	88.9%	90.2%	90.2%
Baymeadows Way (2)	Jacksonville	FL	15%	224.3		100.0%	100.0%	100.0%	100.0%
Broward Financial Center (2)	Ft.Lauderdale	FL	15%	325.6		86.4%	79.2%	79.2%	77.7%
Charlotte University (2)	Charlotte	NC	15%	182.9		78.8%	90.9%	92.8%	90.9%
Charlotte Vanguard (2)	Charlotte	NC	15%	527.5		66.1%	66.1%	72.7%	72.8%
Colonial Center Mansell Overlook	Atlanta	GA	15%	652.5					99.8%
Decoverly (2)	Rockville	MD	15%	154.8		98.8%	98.8%	98.8%	98.8%
Germantown Center (2)	Memphis	TN	15%	531.7		84.6%	85.8%	86.1%	84.8%
Jacksonville Baymeadows (2)	Jacksonville	FL	15%	751.3		97.3%	97.1%	97.1%	96.6%
Jacksonville JTB (2)	Jacksonville	FL	15%	416.8		100.0%	100.0%	100.0%	93.0%
Lakeside at Mansell	Atlanta	GA	15%	14.9					100.0%
Land Title Building	Birmingham	AL	33%	30.0	100.0%	100.0%	100.0%	100.0%	100.0%
Las Olas Centre (2)	Ft.Lauderdale	FL	15%	469.2		89.2%	88.3%	83.3%	82.0%
McGinnis Park (2)	Atlanta	GA	15%	202.2		63.6%	61.6%	58.6%	58.6%

2Q06	- 48 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Office Portfolio Occupancy Listing

			%
Property	Location		Own	SF - 000s (1)	2Q05	3Q05	4Q05	1Q06	2Q06	S-P
Orlando Central (2)	Orlando	FL	15%	615.6		85.1%	85.9%	85.4%	83.8%
Orlando Lake Mary (2)	Orlando	FL	15%	303.5		80.4%	80.4%	83.1%	84.9%
Orlando University (2)	Orlando	FL	15%	384.0		85.3%	92.6%	91.8%	90.7%
Post Oak (2)	Houston	TX	15%	1,200.8		84.4%	94.0%	91.3%	92.9%
Ravinia 3 (2)	Atlanta	GA	15%	804.9		76.3%	77.1%	74.8%	75.0%
Shoppes at Mansell	Atlanta	GA	15%	20.9					87.5%
Signature Place (2)	Dallas	TX	15%	437.3		72.4%	69.6%	66.0%	72.9%
St.Petersburg Center (2)	Tampa	FL	15%	673.9		91.6%	87.4%	90.5%	88.4%
Tallahassee Center (2)	Tallahassee	FL	15%	836.4		77.8%	77.8%	84.3%	85.3%
Tollway Crossing (2)	Dallas	TX	15%	152.2		100.0%	100.0%	100.0%	100.0%
Westchase (2)	Houston	TX	15%	184.3		91.4%	81.8%	92.2%	96.3%

TOTAL UNCONSOLIDATED	27			11,910.0
UNCONSOLIDATED WTD FOR CLP % OWNED				1,792.0	100.0%	85.4%	86.4%	86.9%	87.7%

SOLD — LAST 5 QTRS
6600 Campus Circle (2)	Dallas	TX	15%	127.2		96.8%	96.8%	96.8%
Atlanta Gwinnett Place (2)	Atlanta	GA	15%	262.8		81.8%	72.8%	73.4%
Colonial Center Mansell Overlook (3)	Atlanta	GA		652.5	97.8%	98.7%	99.2%	99.8%
Lakeside at Mansell (3)	Atlanta	GA		14.9	LU	LU	LU	100.0%
Mansell 400 Business Park	Atlanta	GA		188.5	84.0%	84.5%	87.3%	87.8%
Paragon Place 1 (2)	Richmond	VA	15%	145.1		99.7%	99.7%	98.9%
Shoppes at Mansell (3)	Atlanta	GA		20.9	100.0%	100.0%	100.0%	87.5%

TOTAL SOLD	7			1,411.9	94.8%	94.9%	96.1%	95.7%

THIRD-PARTY MANAGED PROPERTIES
Beacon Ridge Tower	Birmingham	AL	0%	153.4
Concourse Riverchase	Birmingham	AL	0%	171.5
HIBC Bldg 550	Orlando	FL	0%	125.9
HIBC Bldg 600	Orlando	FL	0%	125.2
International Park 2000	Birmingham	AL	0%	129.5
Interstate Park 700 & 800	Montgomery	AL	0%	43.4
Mansell 400 Business Park	Atlanta	GA	0%	188.5

TOTAL MANAGED	7			937.3

(1)	Square footage includes Colonial’s weighted square footage for unconsolidated properties. Total square footage not weighted is equal to 18,827.4 square feet.

(2)	DRA / Colonial Office JV Property.

(3)	Colonial entered into a joint venture with UBS Wealth Management in which it transferred these 3 properties to the partnership. Colonial retained a 15% interest in these properties. Colonial is retaining leasing and management responsibilities.

2Q06	- 49 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Retail Portfolio Occupancy Listing

			%	Total	Anchor	CLP
Property	Location		Own	SF (000s)	Owned	SF (000s)	2Q05	3Q05	4Q05	1Q06	2Q06	S-P
CONSOLIDATED PROPERTIES
Britt David Shopping Ctr	Columbus	GA		102.6	—	102.6	75.9%	75.9%	75.9%	74.7%	96.4%	S
Brookwood Village Ctr	Birmingham	AL		88.2	—	88.2	98.3%	98.3%	81.5%	86.9%	86.9%
CM Decatur	Huntsville	AL		576.1	80.9	495.2	86.2%	87.2%	89.0%	87.9%	87.6%
CM Lakeshore	Gainesville	GA		518.3	—	518.3	93.1%	93.5%	93.1%	92.3%	91.7%	S
CM Mayberry	Mount Airy	NC		206.9	57.8	149.1	89.7%	90.8%	94.5%	93.4%	93.4%	S
CM Staunton	Staunton	VA		423.4	—	423.4	97.6%	97.6%	96.9%	96.9%	90.1%	S
Colonial Brookwood Village	Birmingham	AL		603.7	232.0	371.8	95.0%	96.8%	96.3%	97.4%	95.6%	S
Colonial Shops Colonnade	Birmingham	AL		125.5	—	125.5	83.9%	83.3%	86.8%	90.2%	93.4%	S
CP at Portofino	Houston	TX		372.5	—	372.5	83.3%	81.0%	82.9%	82.3%	84.5%
CP Alabaster	Birmingham	AL		218.7	—	218.7		LU	100.0%	100.0%	97.1%
CP Beechwood	Athens	GA		350.1	—	350.1	95.6%	96.1%	99.8%	100.0%	99.5%	S
CP Burnt Store	Punta Gorda	FL		95.0	—	95.0	96.1%	97.2%	98.9%	98.9%	98.9%	S
CP Craft Farms	Gulf Shores	AL		53.2	—	53.2		LU	LU	LU	LU
CP Hunter’s Creek	Orlando	FL		227.5	—	227.5	51.5%	51.5%	52.6%	52.6%	100.0%	S
CP Lakewood	Jacksonville	FL		195.2	—	195.2	84.3%	82.4%	83.0%	84.6%	84.6%	S
CP Montgomery	Montgomery	AL		209.1	44.0	165.1	77.1%	76.3%	80.0%	58.2%	66.3%	S
CP Montgomery North	Montgomery	AL		209.9	101.8	108.1	98.0%	98.0%	97.9%	97.9%	97.9%	S
CP Northdale	Tampa	FL		230.9	55.0	175.9	98.0%	94.3%	95.2%	95.2%	95.2%	S
CP TownPark	Orlando	FL		199.2	—	199.2	86.3%	86.4%	88.9%	92.2%	93.0%	S
CP Trussville	Birmingham	AL		388.3	—	388.3	100.0%	100.0%	100.0%	100.0%	100.0%	S
CP Trussville II	Birmingham	AL		282.7	224.5	58.2	97.3%	100.0%	100.0%	100.0%	100.0%	S
CP Tutwiler Farm	Birmingham	AL		514.1	174.0	340.1	100.0%	100.0%	99.4%	99.4%	99.4%	S
CP Tutwiler Farm II	Birmingham	AL		96.5	—	96.5				LU	LU
CP Wekiva	Orlando	FL		208.6	—	208.6	84.1%	84.9%	85.5%	83.5%	91.5%	S
CP Winter Haven	Orlando	FL		161.6	—	161.6	89.5%	87.4%	87.2%	90.4%	90.4%
CS Bear Lake	Orlando	FL		131.7	—	131.7	94.9%	88.3%	86.4%	85.9%	88.8%	S
CS Bellwood	Montgomery	AL		88.5	—	88.5	100.0%	96.7%	91.7%	88.5%	88.5%	S
CS Clay	Birmingham	AL		66.2	—	66.2	96.1%	91.9%	91.9%	94.2%	94.2%	S
CS McGehee	Montgomery	AL		98.3	—	98.3	81.7%	83.2%	88.0%	81.8%	81.2%	S
CS Quaker Village	Greensboro	NC		102.2	—	102.2	78.5%	78.5%	78.0%	86.3%	86.3%	S
CS Yadkinville	Yadkinville	NC		90.9	—	90.9	96.5%	100.0%	100.0%	100.0%	100.0%	S
Kingwood Commons	Houston	TX		164.4	—	164.4	85.6%	87.5%	87.5%	87.5%	87.5%	S
Olde Town Shopping Ctr	Montgomery	AL		38.7	—	38.7	59.7%	57.4%	57.4%	67.3%	65.0%	S
Rivermont Shopping Ctr	Chattanooga	TN		73.5	—	73.5	100.0%	100.0%	100.0%	92.2%	92.2%	S
Village on the Parkway	Dallas	TX	90%	381.2	—	381.2	94.4%	92.6%	94.7%	91.9%	91.5%	S

TOTAL CONSOLIDATED	35			7,893.0	970.0	6,923.0	89.0%	89.7%	90.7%	90.1%	92.0%

UNCONSOLIDATED PROPERTIES
CP Boulevard Square	Pembroke Pines	FL	10%	220.7	—	220.7				100.0%	100.0%
CP Deerfield	Deerfield Beach	FL	10%	378.7	—	378.7				98.5%	98.5%
CS College Parkway	Ft. Myers	FL	10%	78.9	—	78.9				100.0%	100.0%
CS Pines Plaza	Pembroke Pines	FL	10%	68.2	—	68.2				100.0%	100.0%
CM Bel Air	Mobile	AL	10%	1,333.9	334.0	1,000.0			97.5%	97.0%	97.1%
CM Glynn Place	Brunswick	GA	10%	507.9	225.6	282.3			86.5%	87.0%	88.1%
CM Greenville	Greenville	NC	10%	450.0	46.1	404.0			96.4%	94.9%	95.3%
CM Myrtle Beach	Myrtle Beach	SC	10%	474.2	—	474.2			96.7%	94.1%	92.6%
CM Valdosta	Valdosta	GA	10%	435.9	73.7	362.2			92.8%	94.6%	94.8%
Colonial University Village	Auburn	AL	10%	526.2	124.7	401.5			87.2%	87.0%	86.2%
CP Turkey Creek	Knoxville	TN	50%	418.4	—	418.4		LU	LU	LU	LU
CP Hoover	Birmingham	AL	10%	380.6	215.8	164.9	98.8%	93.8%	93.8%	93.6%	97.2%	S
CP Madison	Huntsville	AL	25%	110.7	—	110.7	100.0%	100.0%	95.7%	95.7%	98.6%	S
Parkway Place	Huntsville	AL	45%	635.7	348.2	287.6	83.4%	84.7%	85.0%	80.5%	79.0%	S

TOTAL UNCONSOLIDATED	14			6,020.2	1,368.0	4,652.3	91.1%	90.4%	93.4%	93.7%	93.8%

UNCONSOLIDATED WTD FOR CLP % OWNED				1,008.5	258.7	749.8	87.5%	88.0%	91.7%	91.3%	91.2%

2Q06	- 50 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Retail Portfolio Occupancy Listing

			%	Total	Anchor	CLP
Property	Location		Own	SF (000s)	Owned	SF (000s)	2Q05	3Q05	4Q05	1Q06	2Q06	S-P
SOLD — LAST 5 QTRS
CM Gadsden	Gadsden	AL		517.0	—	517.0
CM Temple	Temple	TX		555.6	109.0	446.6
CM Burlington	Burlington	NC		419.2	—	419.2	95.5%
CM Macon	Macon	GA		1,446.4	682.2	764.2	90.7%
CM Bel Air (1)	Mobile	AL		1,333.8	334.0	999.8	96.5%	96.8%
CM Glynn Place (1)	Brunswick	GA		507.9	225.6	282.3	95.3%	87.5%
CM Greenville (1)	Greenville	NC		450.3	46.1	404.3	96.7%	96.4%
CM Myrtle Beach (1)	Myrtle Beach	SC		474.2	—	474.2	91.8%	95.3%
CM Valdosta (1)	Valdosta	GA		399.0	73.7	325.3	93.2%	92.8%
Colonial University Village (1)	Auburn	AL		526.2	124.7	401.5	83.7%	86.0%
CP Boulevard Square (2)	Pembroke Pines	FL		220.7	—	220.7	95.4%	97.1%	100.0%
CP Deerfield (2)	Deerfield Beach	FL		378.7	—	378.7	98.0%	98.4%	99.3%
CS College Parkway (2)	Ft. Myers	FL		78.9	—	78.9	100.0%	100.0%	100.0%
CS Pines Plaza (2)	Pembroke Pines	FL		68.2	—	68.2	100.0%	100.0%	100.0%

TOTAL SOLD	14			7,376.1	1,595.2	5,780.9	93.9%	94.6%	99.6%

THIRD-PARTY MANAGED PROPERTIES
Calico Corner	Birmingham	AL	0%	5.5		5.5
Hoover Commons	Birmingham	AL	0%	196.8		196.8
Meadowbrook Place	Huntsville	AL	0%	68.0		68.0
Plaza Centre	Madison	AL	0%	82.0		82.0

TOTAL MANAGED	4			352.3		352.3

(1)	Colonial entered into a joint venture with the GPT Group and Babcock & Brown in which it transferred these six regional malls to the partnership. Colonial retained a 10% interest in these properties.

(2)	Colonial sold a 90% interest to The Cornfeld Group and retained a 10% interest in four strip centers.

2Q06	- 51 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Glossary of Terms

AVERAGE RENT PER SQUARE FOOT (UNIT):	Base rental revenue charged to tenants divided by occupied square feet for retail and office properties. Average of monthly rent charged for occupied and rent asked for unoccupied units at month end for multifamily properties. Rental revenue used is on an annual basis for retail and office properties and on a monthly basis for multifamily properties.

CAPITALIZED LEASING COMMISSIONS:	Commissions paid for obtaining a lease which have been capitalized and are to be amortized over the lease term.

CONCESSIONS:	Relief or reduction of rent charges for a specified period, negotiated as a part of entering into a lease agreement.

DIVIDEND PER SHARE:	The dividends/distributions paid to each shareholder of Colonial Properties Trust and to each partner of Colonial Realty Limited Partnership as of a specific date.

EBITDA:	Earnings before interest, taxes, depreciation and amortization excluding the effects of gains (losses) from sales of property.

FFO PER SHARE:	FFO divided by the weighted average shares outstanding during the period, assuming the conversion of minority interest limited partnership units in Colonial Realty Limited Partnership into the Company’s Common Shares.

FUNDS FROM OPERATIONS (FFO):	Calculated per the NAREIT White Paper. Net income (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from debt restructuring and sales of property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.

GROSS SALES PER SQUARE FOOT:	Gross retail sales reported by tenants divided by rented square feet.

LEASING EXECUTION:	Information related to lease agreements entered into during the period including square footage leased, rental dollars (specifically defined below), concessions, tenant improvements, and capitalized leasing commissions.

OCCUPANCY RATE:	Total square feet (units) rented divided by net rentable square feet (units) on the date indicated.

OCCUPANCY COST PERCENT:	Tenants’ occupancy cost as a percentage of their gross sales.

OPERATING EXPENSES:	Total operating expenses (as reported by the Company to the SEC in its periodic filings) less depreciation and amortization. This amount does not include other income and expenses such as interest and gains or losses on sales of assets.

PERCENT GROWTH:	Percentage increase of an item when compared to the same item from the same quarter in the prior-year.

PROPERTY OR DIVISIONAL NET OPERATING INCOME:	Property revenues less property operating expenses.

RENEWAL OR RE-LEASE:	Leases that have been renewed by current tenants or leased space that has been re-leased by new tenants.

RENTAL DOLLARS (LEASING EXECUTION):	Total annual revenues to be earned the first year from renewed or re-leased space.

SAME PROPERTY:	Properties owned in the current year which were also owned for the 12 calendar months of the prior year; same-property may be restated during the year to account for any disposition activity.

STOCK PRICE PER SHARE:	The closing price reported by the New York Stock Exchange on the date indicated.

TENANT IMPROVEMENTS (TI):	A capital expense used to improve the physical space occupied by a new or new (re-leasing) tenant. Tenant improvements are amortized over the term of the lease or the life of the asset, whichever is longer.

TI COMMITTED:	Tenant improvements which have been committed as a part of entering into a lease agreement.

TOTAL MARKET CAPITALIZATION:	The sum of total notes and mortgages payable plus the total market value of all shares and units outstanding at the market price per share on the date indicated.

2Q06	- 52 -	NYSE: CLP